Putnam
Diversified
Income Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-03

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have seen media coverage of market timing allegations involving Putnam Investments. A separate letter has been sent to you detailing the steps being taken by Putnam Investments to address these matters. In addition, the Board of Trustees of The Putnam Funds is conducting an independent investigation of these issues. When that investigation is complete, we will report to you on the steps we are taking to make sure that nothing like this happens in the future. We will, of course, ensure that your fund is fully compensated for any losses resulting from improper trading activity at Putnam. We appreciate your loyalty and want you to know that we intend to restore full confidence in Putnam, an organization that aspires to the highest ethical and business standards.

The balance of this report focuses on the performance of your fund. We are pleased to report that Putnam Diversified Income Trust recorded a robust gain for the fiscal year ended September 30, 2003. At net asset value, the fund outperformed its primary benchmark index and its Lipper category average. You will find the details on the facing page.

The management teams' decision to focus more heavily on lower-rated, higher-yielding bonds provided the impetus behind these results. The fund's positioning for reduced sensitivity to interest-rate changes and a favorable currency strategy also contributed to the positive performance.

In the following report, the management teams provide a detailed discussion of their approach to the market environment that prevailed during the period. They also offer their views on the fund's prospects for fiscal 2004.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

November 19, 2003


Report from Fund Management

Fund highlights

* During the fiscal year ended September 30, 2003, Putnam Diversified Income Trust's class A shares had total returns of 19.65% at net asset value (NAV) and 14.01% at public offering price (POP).

* The fund strongly outperformed its primary benchmark, the Lehman Aggregate Bond Index, which returned 5.41% during the period. The fund's other comparative indexes, the Citigroup Non-U.S. World Government Bond Index and the JP Morgan Global High Yield Index, returned 17.80% and 27.18%, respectively.

* Primarily as a result of its significant allocation in high-yield corporate bonds, the fund's class A share returns at NAV outperformed the average return of 17.36% for the Lipper Multi-Sector Income Funds category.

* See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

The fund's fiscal year began just weeks before a turning point in the bond market. Starting in mid-October 2002, higher-yielding, non-Treasury bonds began to significantly outperform Treasuries. This outperformance benefited the fund, which was invested predominantly in higher-yielding sectors, including corporate investment-grade and high-yield bonds, emerging-market bonds, and mortgage-backed securities. As bonds from these sectors appreciated, the "credit spread," or difference in yields between Treasuries and these higher-yielding securities, narrowed. This bolstered the fund's performance -- especially when Treasuries sold off sharply in July and August of this year. As a result, the fund strongly outperformed its primary benchmark index, which is composed of lower-yielding, higher-quality bonds (including Treasuries). The fund outperformed the average return of its Lipper peer group primarily because of its overweighting in high-yield bonds, which performed strongly, as well as its lower sensitivity to interest-rate changes and favorable currency strategy.

FUND PROFILE

Putnam Diversified Income Trust is a multisector fund that seeks income from three sectors: U.S. corporate and government investment-grade bonds, foreign bonds, and higher-yielding, lower-rated corporate bonds. The fund may be suitable for investors seeking a high level of current income, consistent with preservation of capital, and asset class diversification.


Market overview

The beginning of this fund's fiscal year in October 2002 marked a seminal change in the global credit markets. Hints of an economic recovery, a passing of the September 11 anniversary, and an improvement in the stock market all contributed to a sudden improvement in the direction of credit spreads. As a result, investment-grade corporate bonds, high-yield corporate bonds, and emerging-market bonds all significantly outperformed U.S. Treasuries over the course of the reporting period.

In July and August of 2003, Treasury prices declined sharply after rallying in May and the first half of June. Having reached a historical low of 3.11% on June 13, the benchmark 10-year Treasury yield -- which moves in the opposite direction of its price -- then increased by over one and a half percentage points by the beginning of September -- an extremely large increase for a 10-week period. While this event shook all fixed-income sectors, higher-yielding bonds with lower sensitivity to interest-rate changes (which made up much of the fund's portfolio) fared much better than Treasuries.

Mortgage-backed securities performed well for much of the year, but their performance suffered somewhat during the summer because of increased refinancing. When homeowners refinance their mortgages at lower rates, they "prepay" their existing mortgages, hurting investors who have been receiving these higher levels of interest income.

Emerging-market securities generally fared well, with above-average returns that we attribute to higher commodity prices, especially oil prices. The dollar continued to move lower relative to other major currencies, including the yen and the euro, as low interest rates and the threat of deflation in the United States caused global investors to seek higher returns in other countries.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 9/30/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad U.S. bond market)                    5.41%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (municipal bonds)                           3.90%
-------------------------------------------------------------------------------
Citigroup Non-U.S. World Government Bond Index (intl. govt. bonds)     17.80%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (high-yield bonds)                   27.18%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad U.S. stock market)                                24.40%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                41.72%
-------------------------------------------------------------------------------
Russell 2000 Value Index (small-company value stocks)                  31.66%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/03.
-------------------------------------------------------------------------------

Strategy overview

Several of the fund's areas of emphasis -- including high-yield bonds, mortgage-backed securities (MBSs), and international bonds -- performed well during the period. Our significant allocation to high-yield corporate bonds was particularly helpful, as they were among the strongest-performing securities in the fixed-income universe over the period. As yield spreads narrowed toward the end of the period, however, we reduced this allocation, but the fund continues to have a large high-yield weighting. We sought to keep exposure to another higher-risk area of the portfolio -- emerging-market securities -- low relative to the fund's competitors. Because this subgroup of the fund's international holdings performed well, our underweighting detracted from the fund's relative performance.

Over the second half of the fiscal year, the fund was much less sensitive to interest-rate changes than other funds in its category, a deliberate strategy on our part. This reflects our decision to keep the portfolio duration (a measure of interest-rate sensitivity) relatively short. While rates continued to decline in May and June, this positioning hurt relative performance, but when rates spiked in July and August, the fund gained significant ground against funds in its peer group. The fund's currency strategy has been on target; we emphasized the Australian dollar and European currencies, and continued to underweight the U.S. dollar. Toward the end of the fiscal year, we also began to increase our emphasis on the Japanese yen. All of these positions were beneficial to the fund's absolute and relative performance.


[GRAPHIC OMITTED: horizontal bar chart SECTOR WEIGHTINGS COMPARED]

SECTOR WEIGHTINGS COMPARED

                             as of 3/31/03            as of 9/30/03

High yield
securities                      44.5%                    43.8%

International
securities                      21.6%                    24.0%

U.S.
investment-grade
securities                      33.9%                    32.2%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of the total investment portfolio value. Holdings will vary over time.


How fund holdings/sector allocations affected performance

Throughout the year, the fund's largest sector weighting (close to half of its investments) was in high-yield bonds, and this position was a significant contributor to the fund's strong returns during the period. High-yield bonds have performed well during the past 12 months for several reasons. Among the most important is the decline in default rates. Although still high by historical standards, corporate defaults have steadily declined since hitting a peak in January 2002. This trend has been seen as a positive sign that, if it continues, may help high-yield bond performance over the next several years. Second, fixed-income investors have been seeking higher yields and have become more willing to take on risk in exchange. As a result, high-yield bonds have significantly outperformed Treasuries, causing a narrowing in the yield spread between Treasuries and high-yield bonds. This narrowing has been another strong driver of high-yield bond performance. Finally, corporations are generally focusing on reducing debt, improving their balance sheets, and increasing profits -- all of which have generally helped improve credit quality in the high-yield market.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

High-Yield Bonds

1  JP Morgan HYDI
   Notes, 8%, 2008
   Financial

2  Echostar DBS Corp.
   Senior notes, 10.375%, 2007
   Consumer staples

3  Qwest Services Corp.
   144A notes, 13.5%, 2010
   Communication services

Foreign Bonds

1  United Kingdom Treasury bonds
   7.5%, 2006

2  Canada (Government of) bonds
   6%, 2011

3  Russia (Federation of)
   unsubordinated bonds
   Stepped-coupon 5% (7.5%, March 31, 2007), 2030

U.S. Investment-Grade Securities

1  Fannie Mae pass-through certificates
   6.5% with due dates from September 1, 2018
   to July 1, 2033

2  Fannie Mae
   Notes, 7.25%, 2010

3  U.S. Treasury bonds
   6.25%, May 15, 2030

Footnote reads:
These holdings represent 13.6% of the fund's net assets as of 9/30/03. The fund's holdings will change over time.


Bonds of several corporate high-yield issuers performed well for the fund during the past year, including those of Nextel Communications, Inc., a wireless communications company, and Charter Communications, a cable television firm. The wireless sector, in particular, has been one of the strongest-performing sectors in the high-yield market, though we believe that the bulk of these returns may be behind us. Consequently, we pared down the fund's exposure to Nextel during the period. The cable sector has not grown as quickly as the wireless sector, but Charter has nevertheless been a strong performer, benefiting from a successful management restructuring.

Some industrial holdings made positive contributions in the high-yield portion of the fund, including Tyco, a conglomerate, and Georgia
Pacific, a large paper company. These firms benefited from the strength of the high-yield bond market and the recovering economy, which has translated into increased availability of funding for them.

The fund's holdings of AK Steel Corp. and Collins and Aikman Products, an auto and truck parts maker, detracted from performance during the period due to disappointing earnings. However, if the economy continues to grow, as we believe it will, we expect these holdings to benefit. We have reduced these holdings but still maintain positions in them. Mortgage-backed securities (MBSs), a subgroup within the fund's U.S. investment-grade sector, were among the weakest-performing securities in the fund on a relative basis, primarily because of the refinancing crunch that occurred in the spring and summer of 2003. However, our strategy of investing in different types of MBSs helped us take advantage of the diversification this sector offers while maximizing the available opportunities. For example, we invested in commercial mortgage-backed securities, which are less prone to refinancing than residential mortgages, as well as agency-wrapped FHA/VA reperforming MBSs. These are traditional mortgage-backed securities in which the borrowers have become delinquent on making payments for a period of time and, as a result, the securities are less likely to be refinanced. We believe that these securities do not represent a major credit risk, and the fund has benefited from the higher income that they produce.

The fund's international bonds benefited from slowing global economies, especially in Europe, where the fund's Swedish government bonds outperformed. These securities attracted investors in part because they outperformed German government bonds. Canadian and New Zealand government bonds also performed well for the fund, benefiting from the countries' commodity-based economies. European high-yield bonds, a small allocation in the fund, had weaker performance than their U.S. counterparts, primarily as a result of slower economic growth in Europe, but they still made a solid contribution during the year.

Please note that all sectors and holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management teams

This fund is managed by the Putnam Core Fixed-Income and Core Fixed-Income High Yield teams. The members of the Core Fixed-Income Team are D. William Kohli (Portfolio Leader), David Waldman (Portfolio Member), Carl Bell, Rob Bloemker, Andrea Burke, Steve Horner, Kevin Cronin, Michael Salm, and John Van Tassel. The members of the Core Fixed-Income High Yield Team are Stephen Peacher (Portfolio Member), Norm Boucher, Jeffrey Kaufman, Geoffrey Kelley, Neil Reiner, Paul Scanlon, Rosemary Thomsen, and Joseph Towell.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

We anticipate continued interest-rate volatility in the coming months as investors come to terms with two different economic scenarios. The first is a continuation of the cyclical recovery from recession, which has been stimulated by tax cuts, low interest rates, and increased capital spending by corporations, as well as signs of growth in Asia. These trends, if they continue, could lead to faster growth and potentially higher inflation. Higher inflation, in turn, could lead to higher interest rates, which would hurt your fund's performance. Tempering this scenario are certain structural "headwinds" that could dampen growth. These inhibitors may include lower-than-expected corporate profits, a decline in consumer spending, a lack of new job creation, and a dearth of much-needed corporate capital spending. A positive effect of slower growth would be lower inflation and lower interest rates, which would be positive for the bond market and for your fund.

The conflict between stimulating and inhibiting forces on the economy may produce higher volatility in the bond market in the months ahead, but we believe that your fund's holdings, which are generally well diversified and less sensitive to interest-rate movements than Treasuries, should continue to perform as the economy sorts itself out. Since the fund is so well diversified, certain sectors and holdings in the portfolio have the potential to benefit from either faster or slower growth. For example, the fund's emphasis on a shorter portfolio duration, which is designed to reduce sensitivity to interest-rate changes, may help mitigate the negative impact of rising interest rates, while the fund's high-yield bond holdings should benefit from continued strength in the economy.

We would like to caution shareholders that the strong returns of the past year are well above the historical average for a fund of this type, and that this strong performance is not likely to be repeated. That being said, we believe that for those seeking income, investing in a well-diversified fund such as this one remains a sensible approach.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-markets securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended September 30, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.


----------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03
----------------------------------------------------------------------------------------
                        Class A           Class B          Class C          Class M
(inception dates)      (10/3/88)         (3/1/93)         (2/1/99)         (12/1/94)
----------------------------------------------------------------------------------------
                      NAV     POP       NAV   CDSC       NAV   CDSC       NAV     POP
----------------------------------------------------------------------------------------
1 year               19.65%  14.01%    18.67%  13.67%   18.70%  17.70%   19.37%  15.44%
----------------------------------------------------------------------------------------
5 years              29.56   23.42     24.64   22.96    24.64   24.64    27.79   23.64
Annual average        5.32    4.30      4.50    4.22     4.50    4.50     5.03    4.34
----------------------------------------------------------------------------------------
10 years             72.76   64.55     60.07   60.07    60.11   60.11    68.05   62.61
Annual average        5.62    5.11      4.82    4.82     4.82    4.82     5.33    4.98
----------------------------------------------------------------------------------------
Annual average
(life of fund)        7.67    7.32      6.83    6.83     6.85    6.85     7.35    7.11
----------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.



----------------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/03
----------------------------------------------------------------------------------------
                                                                      Lipper
                                    Citigroup                       Multi-Sector
                       Lehman        Non-U.S.        JP Morgan      Income Funds
                    Aggregate      World Govt.      Global High      category
                   Bond Index      Bond Index      Yield Index*      average+
----------------------------------------------------------------------------------------
1 year               5.41%           17.80%          27.18%           17.36%
----------------------------------------------------------------------------------------
5 years             37.83            27.17           29.84            31.54
Annual average       6.63             4.92            5.36             5.55
----------------------------------------------------------------------------------------
10 years            95.26            80.00              --            73.50
Annual average       6.92             6.05              --             5.63
----------------------------------------------------------------------------------------
Annual average
(life of fund)       8.40             7.71              --             7.92
----------------------------------------------------------------------------------------


  Index and Lipper results should be compared to fund performance at net asset value.

* The index's inception date was 12/31/93.

+ Over the 1-, 5-, and 10-year periods ended 9/30/03, there were 109,
  89, and 27 funds, respectively, in this Lipper category.



[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 9/30/93 to 9/30/03

                 Fund's class A                   Lehman Aggregate
Date              shares at POP                      Bond Index

9/30/93               9,525                            10,000
9/30/94               9,435                             9,678
9/30/95              10,558                            11,038
9/30/96              11,651                            11,579
9/30/97              12,916                            12,704
9/30/98              12,700                            14,166
9/30/99              12,739                            14,114
9/30/00              13,116                            15,101
9/30/01              13,146                            17,057
9/30/02              13,752                            18,523
9/30/03             $16,455                           $19,526

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $16,007 and $16,011, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $16,805 ($16,261 at public offering price). See first page of performance section for performance calculation method.


----------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/03
----------------------------------------------------------------------------------------
                                Class A        Class B        Class C        Class M
----------------------------------------------------------------------------------------
Distributions (number)            12             12             12             12
----------------------------------------------------------------------------------------
Income                         $0.720         $0.652         $0.658         $0.696
----------------------------------------------------------------------------------------
Capital gains                     --             --             --             --
----------------------------------------------------------------------------------------
Total                          $0.720         $0.652         $0.658         $0.696
----------------------------------------------------------------------------------------
Share value:                 NAV    POP         NAV            NAV        NAV    POP
----------------------------------------------------------------------------------------
9/30/02                     $8.89  $9.33       $8.84          $8.86      $8.83  $9.13
----------------------------------------------------------------------------------------
9/30/03                      9.85  10.34        9.78           9.80       9.78  10.11
----------------------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------------------
Current dividend rate 1     7.31%  6.96%       6.63%          6.61%      7.12%  6.88%
----------------------------------------------------------------------------------------
Current 30-day SEC yield 2   5.77   5.49        5.02           5.02       5.52   5.34
----------------------------------------------------------------------------------------


1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Citigroup (formerly Salomon Smith Barney) Non-U.S. World Government Bond Index is an unmanaged index of government bonds from 10 countries.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

The Board of Trustees and Shareholders
Putnam Diversified Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust, including the fund's portfolio, as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Diversified Income Trust as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG  LLP

Boston, Massachusetts
November 17, 2003


The fund's portfolio
September 30, 2003

Corporate bonds and notes (48.0%) (a)
Principal amount                                                          Value

Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------
    $1,690,929 Adams Outdoor Advertising bank term
               loan FRN 4.5844s, 2008  (acquired
               4/2/03, cost $1,686,702) (RES)                        $1,693,748
     1,200,000 Lamar Media Corp. bank term loan FRN
               Ser. B, 3.4375s, 2010  (acquired
               2/27/03, cost $1,200,000) (RES)                        1,207,500
     3,615,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                           3,777,675
                                                                 --------------
                                                                      6,678,923

Automotive (1.0%)
-------------------------------------------------------------------------------
     1,225,000 American Axle & Manufacturing, Inc.
               company guaranty 9 3/4s, 2009                          1,318,406
     6,560,000 Collins & Aikman Products company
               guaranty 10 3/4s, 2011                                 5,707,200
     1,015,000 Dana Corp. notes 10 1/8s, 2010                         1,134,263
     6,875,000 Dana Corp. notes 9s, 2011                              7,528,125
EUR    250,000 Dana Corp. notes 9s, 2011                                305,629
      $530,000 Dana Corp. notes 7s, 2029                                477,000
     1,865,000 Dana Corp. notes 6 1/2s, 2009                          1,865,000
     1,464,000 Dana Corp. notes 6 1/4s, 2004                          1,478,640
       970,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                               882,700
     2,525,000 Delco Remy International, Inc.
               company guaranty 10 5/8s, 2006                         2,392,438
         5,000 Dura Operating Corp. company
               guaranty Ser. B, 8 5/8s, 2012                              5,175
     2,860,000 Dura Operating Corp. company
               guaranty Ser. D, 9s, 2009                              2,659,800
     1,275,000 Hayes Lemmerz International, Inc.
               bank term loan FRN 5.9267s,
               2009 (acquired 6/3/03, cost
               $1,262,250) (RES)                                      1,284,962
     1,775,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                            2,041,250
     7,255,000 Lear Corp. company guaranty Ser. B,
               7.96s, 2005                                            7,799,125
EUR  2,738,000 Lear Corp. sr. notes 8 1/8s, 2008                      3,602,274
    $1,220,000 Lear Corp. Structured Notes 8.46s,
               2006 (issued by STEERS Credit Linked
               Trust 2001)                                            1,342,000
     1,360,332 SPX Corp. bank term loan FRN Ser. B,
               3 3/8s, 2009 (acquired various dates
               from 7/23/02 to 8/26/03, cost
               $1,360,332) (RES)                                      1,368,410
     1,690,000 Tenneco Automotive, Inc. company
               guaranty Ser. B, 11 5/8s, 2009                         1,664,650
     9,990,000 Tenneco Automotive, Inc. 144A sec.
               notes 10 1/4s, 2013                                   10,839,150
     1,175,000 TRW Automotive bank term loan FRN
               Ser. C-1, 4.116s, 2011  (acquired
               7/21/03, cost $1,175,000) (RES)                        1,180,508
                                                                 --------------
                                                                     56,876,705

Basic Materials (4.8%)
-------------------------------------------------------------------------------
        65,000 Abitibi-Consolidated Finance LP
               company guaranty 7 7/8s, 2009                             69,817
     7,725,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                               8,555,438
       975,000 Acetex Corp. 144A sr. notes 10 7/8s,
               2009 (Canada)                                          1,079,813
     4,515,000 AK Steel Corp. company guaranty
               7 7/8s, 2009                                           3,228,225
     4,714,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                           3,252,660
     2,402,360 Alabama River Newsprint bank term
               loan FRN 4 5/8s, 2004  (acquired
               various dates from 4/14/98 to
               4/30/98, cost $2,171,665) (RES)                        2,294,254
     1,697,524 Appleton Papers, Inc. bank term loan
               FRN Ser. C, 4.3764s, 2006 (acquired
               various dates from 6/4/02 to
               7/31/02, cost $1,707,639) (RES)                        1,703,182
     4,920,000 Appleton Papers, Inc. company
               guaranty Ser. B, 12 1/2s, 2008                         5,387,400
       590,000 Avecia Group PLC company guaranty
               11s, 2009 (United Kingdom)                               516,250
     3,695,000 Better Minerals & Aggregates Co.
               company guaranty 13s, 2009                             2,383,275
     1,310,871 Compass Minerals Group, Inc. bank
               term loan FRN Ser. L, 3.6701s,
               2009 (acquired 11/26/01, cost
               $1,304,317) (RES)                                      1,318,791
     3,300,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                     3,630,000
     6,329,328 Doe Run Resources Corp. company
               guaranty Ser. A1, 11 3/4s,
               2008 (acquired various dates from
               7/27/01 to 2/6/03, cost $3,544,795)
               (RES) (PIK)                                            2,531,731
     1,245,000 Equistar Chemicals notes 6 1/2s,
               2006                                                   1,176,525
     1,175,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                   1,098,625
    11,240,000 Equistar Chemicals LP/Equistar
               Funding Corp. company guaranty
               10 1/8s, 2008                                         11,183,800
     2,520,000 Equistar Chemicals LP/Equistar
               Funding Corp. 144A sr. notes
               10 5/8s, 2011                                          2,494,800
     4,170,000 Georgia-Pacific Corp. company
               guaranty 8 7/8s, 2010                                  4,566,150
     1,845,000 Georgia-Pacific Corp. debs. 9 1/2s,
               2011                                                   2,043,338
     5,660,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                   5,518,500
     1,864,000 Georgia-Pacific Corp. 144A sr. notes
               7 3/8s, 2008                                           1,922,250
     3,620,000 Gerdau Ameristeel Corp/Gusap
               Partners 144A sr. notes 10 3/8s,
                2011 (Canada)                                         3,638,100
     1,200,000 Graphics Packaging bank term loan
               FRN 3.86s, 2010  (acquired 8/6/03,
               cost $1,200,000) (RES)                                 1,205,700
     1,191,000 Hercules, Inc. bank term loan FRN
               Ser. B, 4.3681s, 2007  (acquired
               12/17/02, cost $1,188,023) (RES)                       1,193,978
    15,320,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                         17,732,900
     3,225,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                              3,354,000
     5,156,533 Huntsman Corp. bank term loan FRN
               Ser. A, 5.9508s, 2007  (acquired
               various dates from 3/1/02 to
               9/24/03, cost $4,341,337) (RES)                        4,713,932
     2,702,593 Huntsman Corp. bank term loan FRN
               Ser. B, 8.4375s, 2007  (acquired
               various dates from 3/1/02 to
               9/24/03, cost $2,326,141) (RES)                        2,470,622
     4,955,000 Huntsman ICI Chemicals, Inc. company
               guaranty 10 1/8s, 2009                                 4,682,475
     8,950,000 Huntsman ICI Holdings sr. disc.
               notes zero %, 2009                                     3,535,250
EUR  4,710,000 Huntsman International, LLC sr. sub.
               notes Ser. EXCH, 10 1/8s, 2009                         4,770,952
    $1,495,000 Huntsman LLC 144A sec. notes
               11 5/8s, 2010                                          1,472,575
     1,045,000 IMC Global, Inc. company guaranty
               Ser. B, 11 1/4s, 2011                                  1,086,800
     2,881,000 IMC Global, Inc. company guaranty
               Ser. B, 10 7/8s, 2008                                  2,996,240
     2,000,000 Ineos Acrylics Finance PLC company
               guaranty 10 1/4s, 2010 (United
               Kingdom)                                               2,491,602
EUR  2,000,000 Ineos Group Holdings PLC sr. notes
               10 1/2s, 2010 (United Kingdom)                         2,613,854
    $9,095,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                 10,140,925
     1,760,000 ISP Holdings, Inc. sec. sr. notes
               Ser. B, 10 5/8s, 2009                                  1,909,600
EUR  1,750,000 Ispat Europe Group SA bonds 11 7/8s,
               2011 (Luxembourg)                                      2,062,994
      $370,000 Kaiser Aluminum & Chemical Corp. sr.
               notes Ser. B, 10 7/8s, 2006 (In
               default) (NON)                                           284,900
     9,318,000 Kaiser Aluminum & Chemical Corp. sr.
               sub. notes 12 3/4s, 2003 (In
               default) (NON)                                           745,440
EUR  1,000,000 Kappa Beheer BV company guaranty
               10 5/8s, 2009 (Netherlands)                            1,245,801
EUR  1,000,000 Kronos International, Inc. bonds
               8 7/8s, 2009 (Denmark)                                 1,190,497
    $2,730,000 Louisiana-Pacific Corp. sr. notes
               8 7/8s, 2010                                           3,173,625
         4,000 Louisiana-Pacific Corp. sr. sub.
               notes 10 7/8s, 2008                                        4,650
     1,677,000 Lyondell Chemical Co. bonds 11 1/8s,
               2012                                                   1,651,845
     3,365,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                  3,112,625
       850,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                    790,500
     6,886,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                           6,541,700
EUR  6,865,000 MDP Acquisitions PLC sr. notes
               10 1/8s, 2012 (Ireland)                                8,732,265
      $605,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                   662,475
     2,044,632 MDP Acquisitions PLC sub. notes
               15 1/2s, 2013 (Ireland) (PIK)                          2,254,207
       970,000 Messer Griesheim Holdings AG bank
               term loan FRN Ser. B2, 7.629s,  2009
               (acquired 7/30/02, cost $980,913)
               (Germany) (RES)                                          976,467
       805,455 Messer Griesheim Holdings AG bank
               term loan FRN Ser. C2, 4.3963s,
               2010 (acquired 7/30/02, cost
               $814,516) (Germany) (RES)                                810,825
EUR  1,180,000 Messer Griesheim Holdings AG sr.
               notes 10 3/8s, 2011 (Germany)                          1,574,460
    $7,560,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                  7,843,500
     1,410,000 Millennium America, Inc. company
               guaranty 7s, 2006                                      1,374,750
     1,180,000 Millennium America, Inc. 144A sr.
               notes 9 1/4s, 2008                                     1,224,250
     3,180,000 Noveon International bonds 13s, 2011                   3,275,400
     3,420,000 Noveon International company
               guaranty Ser. B, 11s, 2011                             3,864,600
     5,985,000 OM Group, Inc. company guaranty
               9 1/4s, 2011                                           5,895,225
     3,820,000 Pacifica Papers, Inc. sr. notes 10s,
               2009 (Canada)                                          4,049,200
     2,904,664 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                     2,519,796
       919,786 Pioneer Cos., Inc. sec. FRN 4.64s,
               2006                                                     797,914
     5,060,000 Potlatch Corp. company guaranty 10s,
               2011                                                   5,616,600
     3,400,000 Resolution Performance Products, LLC
               sr. notes 9 1/2s, 2010                                 3,485,000
     4,315,000 Rhodia SA 144A sr. sub. notes
               8 7/8s, 2011 (France)                                  4,228,700
     2,065,000 Royster-Clark, Inc. 1st mtge.
               10 1/4s, 2009                                          1,610,700
     1,715,000 Salt Holdings Corp. 144A sr. disc.
               notes stepped-coupon zero %  (12s,
               6/1/06), 2013 (STP)                                    1,029,000
     5,065,000 Salt Holdings Corp. 144A sr. notes
               stepped-coupon zero %  (12 3/4s,
               12/15/07), 2012 (STP)                                  3,545,500
     1,480,000 Smurfit-Stone Container Corp.
               company guaranty 8 1/4s, 2012                          1,546,600
       665,000 Solutia, Inc. company guaranty
               11 1/4s, 2009                                            645,050
     4,000,000 Solutia, Inc. debs. 7 3/8s, 2027                       2,620,000
       525,000 Solutia, Inc. debs. 6.72s, 2037                          504,000
     6,415,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                  6,864,050
       808,527 Sterling Chemicals, Inc. sec. notes
               10s, 2007 (PIK)                                          760,015
     7,130,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                           7,736,050
     1,950,000 Stone Container Corp. sr. notes
               9 1/4s, 2008                                           2,120,625
     4,975,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                           5,223,750
       361,000 Tembec Industries, Inc. company
               guaranty 8 5/8s, 2009 (Canada)                           355,585
     2,830,000 Tembec Industries, Inc. company
               guaranty 8 1/2s, 2011 (Canada)                         2,759,250
        50,000 Tembec Industries, Inc. company
               guaranty 7 3/4s, 2012 (Canada)                            47,000
       480,000 Texas Petrochemical Corp. sr. sub.
               notes 11 1/8s, 2006 (In default)
               (NON)                                                    134,400
     1,020,000 Texas Petrochemical Corp. sr. sub.
               notes Ser. B, 11 1/8s, 2006 (In
               default) (NON)                                           285,600
     5,735,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                          6,265,488
     2,000,000 United States Steel Corp. sr. notes
               9 3/4s, 2010                                           2,050,000
     3,000,000 WCI Steel, Inc. sr. notes Ser. B,
               10s, 2004 (In default) (NON)                             900,000
       209,000 Weirton Steel Corp. sr. notes 10s,
               2008 (In default) (NON)                                   31,350
     2,900,000 Wheeling-Pittsburgh Steel Corp. sr.
               notes 9 1/4s, 2007 (In default)
               (NON)                                                    319,000
     2,340,000 WHX Corp. sr. notes 10 1/2s, 2005                      2,012,400
                                                                 --------------
                                                                    265,319,953

Building Materials (0.5%)
-------------------------------------------------------------------------------
     7,090,000 American Standard Cos., Inc. company
               guaranty 7 5/8s, 2010                                  7,905,350
     2,325,000 Atrium Cos., Inc. company guaranty
               Ser. B, 10 1/2s, 2009                                  2,487,750
     1,710,000 Building Materials Corp. company
               guaranty 8s, 2008                                      1,710,000
     4,855,000 Dayton Superior Corp. 144A sec.
               notes 10 3/4s, 2008                                    4,976,375
     1,567,500 NCI Building Systems, Inc. bank term
               loan FRN Ser. B, 4.35s,
               2008 (acquired 9/4/02, cost
               $1,567,500) (RES)                                      1,574,684
     2,905,000 Nortek, Inc. sr. notes Ser. B,
               8 7/8s, 2008                                           3,006,675
       650,000 Nortek, Inc. sr. sub. notes Ser. B,
               9 7/8s, 2011                                             684,125
     2,195,000 Nortek, Inc. 144A sr. notes Ser. B,
               9 1/8s, 2007                                           2,260,850
     1,775,000 Owens Corning bonds 7 1/2s, 2018 (In
               default) (NON)                                           800,969
     5,405,000 Owens Corning notes 7 1/2s, 2005 (In
               default) (NON)                                         2,439,006
                                                                 --------------
                                                                     27,845,784

Capital Goods (4.7%)
-------------------------------------------------------------------------------
     1,549,075 Advanced Glass Fiber Yarns bank term
               loan FRN Ser. A, 6 1/2s,
               2004 (acquired 9/12/02, cost
               $1,084,353) (RES)                                        929,445
     1,440,000 Advanced Glass Fiber Yarns sr. sub.
               notes 9 7/8s, 2009 (In default)
               (NON)                                                     14,400
     5,902,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                           5,798,715
     1,343,457 Alliant Techsystems, Inc. bank term
               loan FRN Ser. C, 3.4924s,
               2009 (acquired 5/7/02, cost
               $1,343,457) (RES)                                      1,351,014
     1,092,858 Allied Waste Industries, Inc. bank
               term loan FRN 4.3927s,
               2010 (acquired 4/25/03, cost
               $1,092,858) (RES)                                      1,103,299
       182,142 Allied Waste Industries, Inc. bank
               term loan FRN Ser. C, 4.529s,
               2010 (acquired 4/25/03, cost
               $182,142) (RES)                                          183,736
     9,125,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 9 1/4s,
               2012                                                  10,083,125
     2,970,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 8 7/8s,
               2008                                                   3,215,025
     7,410,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 8 1/2s,
               2008                                                   7,965,750
EUR  2,840,000 Alpha Laval bonds 12 1/8s, 2010
               (Sweden)                                               3,961,321
    $1,600,000 Amsted Industries bank term loan FRN
               5.12s, 2010  (acquired 8/12/03, cost
               $1,592,000) (RES)                                      1,604,667
     7,485,000 Argo-Tech Corp. company guaranty
               8 5/8s, 2007                                           7,260,450
     3,430,000 Argo-Tech Corp. company guaranty
               Ser. D, 8 5/8s, 2007                                   3,327,100
       755,000 BE Aerospace, Inc. sr. sub. notes
               9 1/2s, 2008                                             687,050
       860,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                     743,900
     7,760,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                       6,770,600
       985,025 Berry Plastics Corp. bank term loan
               FRN Ser. B, 4.86s, 2010  (acquired
               7/30/02, cost $991,182) (RES)                            990,935
     1,780,000 Berry Plastics Corp. company
               guaranty 10 3/4s, 2012                                 1,989,150
     6,090,000 Blount, Inc. company guaranty 13s,
               2009                                                   5,420,100
     6,710,000 Blount, Inc. company guaranty 7s,
               2005                                                   6,575,800
     3,525,000 Briggs & Stratton company guaranty
               8 7/8s, 2011                                           3,948,000
     9,055,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                       8,330,600
     4,100,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                     3,982,125
EUR  3,655,000 BSN Financing Co. SA company
               guaranty Ser. EUR, 10 1/4s,  2009
               (Luxembourg)                                           4,351,266
EUR  2,305,000 BSN Glasspack 144A sec. notes
               9 1/4s, 2009 (France)                                  2,737,386
    $1,200,000 Crown Cork & Seal Company, Inc. bank
               term loan FRN Ser. B, 4.14s,  2008
               (acquired 2/21/03, cost $1,188,000)
               (RES)                                                  1,208,700
     5,240,000 Crown Holdings SA 144A sec. notes
               10 7/8s, 2013 (France)                                 5,777,100
    10,380,000 Crown Holdings SA 144A sec. notes
               9 1/2s, 2011 (France)                                 11,158,500
     4,290,000 Decrane Aircraft Holdings Co.
               company guaranty Ser. B, 12s, 2008                     1,930,500
     1,197,000 EaglePicher bank term loan FRN
               4.64s, 2009 (acquired 8/6/03, cost
               $1,204,000) (RES)                                      1,205,478
     6,115,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                           6,512,475
EUR  2,000,000 Eco-Bat Finance, Ltd. 144A 10 1/8s,
               2013                                                   2,270,385
    $5,455,000 FIMEP SA sr. notes 10 1/2s, 2013
               (France)                                               6,164,150
EUR  2,445,000 Flender Holdings 144A notes 11s,
               2010                                                   3,074,451
      $929,414 Flowserve Corp. bank term loan FRN
               Ser. C, 3.911s, 2009  (acquired
               4/30/02, cost $929,414) (RES)                            934,809
     3,779,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                          4,326,955
EUR    620,000 Flowserve Finance BV company
               guaranty 12 1/4s, 2010 (Netherlands)                     810,295
      $625,000 Fonda Group, Inc. sr. sub. notes
               Ser. B, 9 1/2s, 2007                                     506,250
     1,197,895 Graham Packaging bank term loan FRN
               5.1055s, 2010  (acquired 2/18/03,
               cost $1,191,907) (RES)                                 1,202,686
       745,000 Hexcel Corp. sr. sub. notes 9 3/4s,
               2009                                                     778,525
     2,410,000 Insilco Holding Co. sr. disc. notes
               zero %, 2008 (In default) (NON)                           12,050
EUR  1,735,000 Invensys, PLC sr. unsub. notes
               5 1/2s, 2005 (United Kingdom)                          1,959,459
    $2,580,000 Jordan Industries, Inc. sr. notes
               Ser. D, 10 3/8s, 2007                                  1,161,000
     2,405,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 5/8s, 2010                                   2,645,500
     1,536,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 1/4s, 2007                                   1,583,355
     1,000,000 L-3 Communications Corp. company
               guaranty 7 5/8s, 2012                                  1,082,500
     3,460,000 L-3 Communications Corp. company
               guaranty Ser. B, 8s, 2008                              3,589,750
     1,000,000 L-3 Communications Corp. Structured
               Notes Ser. 01-5, 8.82s, 2009 (issued
               by COUNTS Trust)                                       1,000,000
       930,000 L-3 Communications Corp. 144A
               Structured Notes 8 1/2s, 2006
               (issued by Credit and Repackaged
               Securities, Ltd.) (Cayman Islands)                     1,043,237
     1,249,500 Laidlaw International, Inc. bank
               term loan FRN 7s, 2009  (acquired
               6/18/03, cost $1,224,510) (RES)                        1,255,748
     6,160,000 Laidlaw International, Inc. 144A sr.
               notes 10 3/4s, 2011                                    6,606,600
     1,630,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                               1,654,450
     1,905,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                 2,138,363
EUR  5,195,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                 6,505,203
    $1,776,758 Michigan Electric Transmission
               Co./Michigan Electric Transmission,
               Inc. bank term loan FRN Ser. B,
               3.6s, 2007  (acquired various dates
               from 4/22/02 to 5/3/02, cost
               $1,783,508) (RES)                                      1,782,679
     6,004,000 Motors and Gears, Inc. sr. notes
               Ser. D, 10 3/4s, 2006                                  4,683,120
     7,895,000 Owens-Brockway Glass company
               guaranty 8 7/8s, 2009                                  8,408,175
     3,580,000 Owens-Brockway Glass company
               guaranty 8 1/4s, 2013                                  3,651,600
     3,340,000 Owens-Brockway Glass company
               guaranty 7 3/4s, 2011                                  3,456,900
     4,405,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                           4,724,363
     1,500,000 Owens-Illinois, Inc. bank term loan
               FRN 4.39s, 2008  (acquired 7/17/03,
               cost $1,505,625) (RES)                                 1,505,937
       795,000 Pliant Corp. company guaranty 13s,
               2010                                                     739,350
     3,350,000 Pliant Corp. 144A sec. notes
               11 1/8s, 2009                                          3,601,250
     3,595,000 Roller Bearing Company of America
               company guaranty  Ser. B, 9 5/8s,
               2007                                                   3,307,400
     7,156,000 Sequa Corp. sr. notes 9s, 2009                         7,800,040
     3,561,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                           3,845,880
     3,295,000 Siebe PLC 144A notes 7 1/8s, 2007
               (United Kingdom)                                       3,237,338
     1,315,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                  1,206,513
     3,505,000 Sweetheart Cup Co. company guaranty
               12s, 2004                                              3,426,138
     2,905,000 TD Funding Corp. 144A sr. sub. notes
               8 3/8s, 2011                                           3,122,875
     9,485,000 Tekni-Plex, Inc. company guaranty
               Ser. B, 12 3/4s, 2010                                  9,295,300
       510,000 Terex Corp. company guaranty 8 7/8s,
               2008                                                     531,675
     4,590,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                          5,152,275
     1,000,000 Terex Corp. company guaranty Ser. D,
               8 7/8s, 2008                                           1,047,500
     1,283,774 Titan Corp. (The) bank term loan FRN
               Ser. B, 4.4346s, 2009  (acquired
               various dates from 5/14/02 to
               6/3/02, cost $1,291,274) (RES)                         1,285,112
     2,380,000 Titan Corp. (The) 144A sr. sub.
               notes 8s, 2011                                         2,784,600
       400,000 Transdigm, Inc. bank term loan FRN
               4.116s, 2010  (acquired 7/21/03,
               cost $400,000) (RES)                                     403,667
     4,270,000 Trimas Corp. company guaranty
               9 7/8s, 2012                                           4,334,050
     2,440,000 Vought Aircraft Industries Inc. 144A
               sr. notes 8s, 2011                                     2,488,800
                                                                 --------------
                                                                    259,245,970

Commercial and Consumer Services (0.4%)
-------------------------------------------------------------------------------
EUR  3,700,000 CB Bus AB sr. sub. notes 11s, 2010
               (Sweden)                                               3,360,170
    $1,884,637 Coinmach Corp. bank term loan FRN
               Ser. B, 4.0327s, 2009  (acquired
               1/31/02, cost $1,882,281) (RES)                        1,891,312
     6,895,000 Coinmach Corp. sr. notes 9s, 2010                      7,343,175
       399,000 Corrections Corporation of America
               bank term loan FRN 3.88s,
               2008 (acquired 8/5/03, cost
               $399,000) (RES)                                          401,494
     2,174,075 Derby Cycle Corp. (The) sr. notes
               10s, 2008 (In default) (NON)                             119,574
DEM  3,535,239 Derby Cycle Corp. (The) sr. notes
               9 3/8s, 2008 (In default) (NON)                          115,748
EUR  3,357,524 Derby Cycle Corp. (The) sr. notes
               9 3/8s, 2008 (In default) (NON)                          109,930
    $1,745,000 Flexi-Van Leasing bank term loan FRN
               Ser. B, 4.1887s, 2007  (acquired
               9/20/02, cost $1,740,638) (RES)                        1,747,181
     4,110,000 IESI Corp. company guaranty 10 1/4s,
               2012                                                   4,459,350
       637,500 Worldspan bank term loan FRN 4 7/8s,
               2007  (acquired 6/30/03, cost
               $631,125) (RES)                                          639,492
                                                                 --------------
                                                                     20,187,426

Communication Services (4.6%)
-------------------------------------------------------------------------------
     9,750,000 ACC Escrow Corp. 144A sr. notes 10s,
               2011                                                  10,481,250
     3,145,000 Airgate PCS, Inc. sr. sub. notes
               stepped-coupon zero %  (13 1/2s,
               10/1/04), 2009 (STP)                                   2,390,200
     3,840,000 Alamosa Delaware, Inc. company
               guaranty 13 5/8s, 2011                                 3,763,200
     1,570,000 Alamosa Delaware, Inc. company
               guaranty 12 1/2s, 2011                                 1,515,050
         4,000 Alamosa PCS Holdings, Inc. company
               guaranty stepped-coupon zero %
               (12 7/8s, 2/15/05), 2010 (STP)                           3,160
     4,270,000 American Tower Corp. sr. notes
               9 3/8s, 2009                                           4,355,400
     3,500,000 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                    525,000
    12,430,000 Centennial Cellular Operating Co.
               144A sr. notes 10 1/8s, 2013                          12,802,900
     6,835,000 Cincinnati Bell, Inc. 144A company
               guaranty 7 1/4s, 2013                                  6,766,650
     1,900,681 Colo.com, Inc. 144A sr. notes
               13 7/8s, 2010 (In default) (NON)                           4,752
       345,000 Colt Telecommunications Group PLC
               sr. disc. notes 12s, 2006 (United
               Kingdom)                                                 345,863
GBP  1,395,000 Colt Telecommunications Group PLC
               sr. notes 10 1/8s, 2007 (United
               Kingdom)                                               2,294,338
EUR    690,000 Colt Telecommunications Group PLC
               sr. notes 7 5/8s, 2009 (United
               Kingdom)                                                 727,047
    $4,000,000 Crown Castle International Corp. sr.
               disc. notes stepped-coupon zero %
               (10 3/8s, 5/15/04), 2011 (STP)                       4,020,000
     6,128,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                     6,541,640
     1,020,000 Crown Castle International Corp. sr.
               notes 9s, 2011                                         1,053,150
     1,400,085 Dobson Communications Corp. bank
               term loan FRN 4.01s, 2007  (acquired
               1/9/03, cost $1,197,073) (RES)                         1,391,919
     2,000,000 Dobson Communications Corp. sr.
               notes 10 7/8s, 2010                                    2,185,000
     7,510,000 Dobson Communications Corp. 144A sr.
               notes 8 7/8s, 2013                                     7,547,550
     3,340,000 Dobson/Sygnet Communications, Inc.
               sr. notes 12 1/4s, 2008                                3,582,150
     1,795,000 Eircom Funding 144A sr. sub. notes
               8 1/4s, 2013 (Ireland)                                 1,929,625
     2,495,000 Fairpoint Communications, Inc. sr.
               sub. notes 12 1/2s, 2010                               2,657,175
       995,000 Firstworld Communication Corp. sr.
               disc. notes zero %, 2008 (In
               default) (NON)                                               100
     1,076,098 Globix Corp. company guaranty 11s,
               2008 (PIK)                                               817,834
     1,330,000 Horizon PCS, Inc. company guaranty
               13 3/4s, 2011 (In default) (NON)                         305,900
       330,000 Intermedia Communications, Inc. sr.
               notes Ser. B, 8.6s,  2008 (In
               default) (NON)                                           275,550
     4,640,000 iPCS, Inc. sr. disc. notes
               stepped-coupon zero % (14s,
               7/15/05), 2010 (In default) (NON)
               (STP)                                                    510,400
     2,988,000 IWO Holdings, Inc. company guaranty
               14s, 2011                                                493,020
       540,000 Level 3 Communications, Inc. sr.
               notes 9 1/8s, 2008                                       459,000
     8,790,000 Level 3 Financing Inc. 144A sr.
               notes 10 3/4s, 2011                                    8,768,025
     4,930,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                    5,176,500
     3,725,000 Metromedia Fiber Network, Inc. sr.
               notes 10s, 2009 (In default) (NON)                       270,063
     2,700,000 Metromedia Fiber Network, Inc. sr.
               notes Ser. B, 10s, 2008 (In default)
               (NON)                                                    195,750
     6,988,000 Millicom International Cellular SA
               144A sr. notes 11s,
               2006 (Luxembourg)                                      7,145,230
       742,500 Nextel Communications, Inc. bank
               term loan FRN Ser. B, 4.5671s,
               2008 (acquired 12/19/02, cost
               $686,766) (RES)                                          745,019
     3,217,500 Nextel Communications, Inc. bank
               term loan FRN Ser. C, 4.8171s,
               2008 (acquired various dates from
               10/31/02 to 12/19/02, cost
               $2,916,044) (RES)                                      3,228,417
        62,000 Nextel Communications, Inc. sr.
               disc. notes 9.95s, 2008                                   65,255
     4,230,000 Nextel Communications, Inc. sr.
               notes 12s, 2008                                        4,520,813
     2,480,000 Nextel Communications, Inc. sr.
               notes 9 1/2s, 2011                                     2,740,400
     8,110,000 Nextel Communications, Inc. sr.
               notes 9 3/8s, 2009                                     8,799,350
     8,180,000 Nextel Communications, Inc. sr.
               notes 7 3/8s, 2015                                     8,261,800
     2,960,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                          3,381,800
     3,495,000 Nextel Partners, Inc. sr. notes 11s,
               2010                                                   3,818,288
    11,450,000 Nextel Partners, Inc. 144A sr. notes
               8 1/8s, 2011                                          11,163,750
     4,390,000 Orbital Imaging Corp. sr. notes
               Ser. B, 11 5/8s, 2005 (In default)
               (NON)                                                  2,151,100
        60,000 Orbital Imaging Corp. sr. notes
               Ser. D, 11 5/8s, 2005 (In default)
               (NON)                                                     29,400
     1,306,500 PanAmSat Corp. bank term loan FRN
               Ser. B, 4.62s, 2009  (acquired
               2/21/02, cost $1,214,225) (RES)                        1,311,166
     5,185,000 PanAmSat Corp. company guaranty
               8 1/2s, 2012                                           5,431,288
     5,000,000 PTC International Finance II SA
               company guaranty 11 1/4s,  2009
               (Luxembourg)                                           5,425,000
       130,000 Qwest Capital Funding, Inc. company
               guaranty 7 3/4s, 2006                                    127,400
     1,381,250 Qwest Communications International,
               Inc. bank term loan FRN 6 1/2s, 2007
               (acquired 6/5/03, cost $1,367,438)
               (RES)                                                  1,408,184
    13,685,000 Qwest Corp. 144A notes 8 7/8s, 2012                   15,190,350
    19,517,000 Qwest Services Corp. 144A notes
               13 1/2s, 2010                                         22,737,305
     4,325,000 Rogers Cantel, Ltd. debs. 9 3/8s,
               2008 (Canada)                                          4,530,438
     2,140,000 Rogers Cantel, Ltd. sr. sub. notes
               8.8s, 2007 (Canada)                                    2,193,500
     1,990,000 Rogers Wireless, Inc. sec. notes
               9 5/8s, 2011 (Canada)                                  2,286,013
     1,530,000 Rural Cellular Corp. sr. sub. notes
               Ser. B, 9 5/8s, 2008                                   1,392,300
    11,015,000 Telus Corp. notes 8s, 2011 (Canada)                   12,858,988
     2,388,000 Telus Corp. notes 7 1/2s, 2007
               (Canada)                                               2,685,249
     1,588,000 Time Warner Telecom, Inc. bank term
               loan FRN Ser. B, 5.1s,
               2009 (acquired 1/15/03, cost
               $1,389,825) (RES)                                      1,582,045
     3,020,000 TSI Telecommunication Services, Inc.
               company guaranty Ser. B,  12 3/4s,
               2009                                                   3,035,100
     2,330,000 U S West, Inc. notes 5 5/8s, 2008                      2,271,750
     2,181,000 UbiquiTel Operating Co. bonds
               stepped-coupon zero %  (14s,
               4/15/05), 2010 (STP)                                   1,483,080
     6,980,000 US UnWired, Inc. company guaranty
               stepped-coupon Ser. B, zero %
               (13 3/8s, 11/1/04), 2009 (STP)                         5,095,400
     2,670,000 US West Capital Funding, Inc.
               company guaranty 6 1/4s, 2005                          2,616,600
           590 Voicestream Wireless
               Corp./Voicestream Wireless Capital
               Corp. sr. notes 10 3/8s, 2009                                667
     7,305,000 Western Wireless Corp. 144A sr.
               notes 9 1/4s, 2013                                     7,451,100
       720,000 Williams Communications Group, Inc.
               notes zero %, 2010 (In default)
               (NON)                                                          7
       755,000 Williams Communications Group, Inc.
               notes zero %, 2008 (In default)
               (NON)                                                          8
     1,030,000 Williams Communications Group, Inc.
               notes zero %, 2007 (In default)
               (NON)                                                         10
                                                                 --------------
                                                                    251,318,731

Conglomerates (0.4%)
-------------------------------------------------------------------------------
     1,085,000 Tyco International Group SA company
               guaranty 6 3/4s,  2011 (Luxembourg)                    1,144,675
     4,930,000 Tyco International Group SA company
               guaranty 6 3/8s,  2006 (Luxembourg)                    5,164,175
     1,460,000 Tyco International Group SA company
               guaranty 6 3/8s,  2005 (Luxembourg)                    1,518,400
EUR  2,000,000 Tyco International Group SA company
               guaranty Ser. EMTN, 4 3/8s,  2004
               (Luxembourg)                                           2,334,422
   $10,465,000 Tyco International Group SA notes
               6 3/8s, 2011 (Luxembourg)                             10,792,031
                                                                 --------------
                                                                     20,953,703

Consumer (0.5%)
-------------------------------------------------------------------------------
     8,416,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                 9,005,120
     1,600,000 Jostens, Inc. bank term loan FRN
               Ser. B, 3.64s, 2010  (acquired
               7/28/03, cost $1,600,000) (RES)                        1,610,600
     2,215,000 Jostens, Inc. sr. sub. notes
               12 3/4s, 2010                                          2,569,400
    11,425,000 Samsonite Corp. sr. sub. notes
               10 3/4s, 2008                                         11,939,125
EUR  1,000,000 Sola International, Inc. sr. notes
               Ser. EUR, 11s, 2008                                    1,286,552
                                                                 --------------
                                                                     26,410,797

Consumer Staples (7.6%)
-------------------------------------------------------------------------------
      $680,000 Adelphia Communications Corp. notes
               Ser. B, 9 7/8s, 2005 (In default)
               (NON)                                                    469,200
     3,398,000 Adelphia Communications Corp. sr.
               notes 10 7/8s, 2010 (In default)
               (NON)                                                  2,378,600
     2,398,000 Adelphia Communications Corp. sr.
               notes 10 1/4s, 2011 (In default)
               (NON)                                                  1,678,600
        30,000 Adelphia Communications Corp. sr.
               notes 10 1/4s, 2006 (In default)
               (NON)                                                     20,700
     1,585,000 Adelphia Communications Corp. sr.
               notes 9 3/8s, 2009 (In default)
               (NON)                                                  1,133,275
     1,290,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s, 2007 (In
               default) (NON)                                           899,775
       305,000 Adelphia Communications Corp. sr.
               notes Ser. B, 7 3/4s, 2009 (In
               default) (NON)                                           213,500
     1,416,022 Agrilink Foods bank term loan FRN
               Ser. B, 3 7/8s, 2008  (acquired
               8/9/02, cost $1,416,022) (RES)                         1,418,854
EUR  1,665,000 Ahold Finance USA eurobonds 6 3/8s,
               2005                                                   1,944,375
    $5,340,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                     5,820,600
     8,055,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2011                                     8,457,750
     1,560,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2009                                     1,616,550
     1,780,257 American Seafood Group, LLC bank
               term loan FRN Ser. B, 4.36s,
               2009 (acquired 4/11/02, cost
               $1,778,477) (RES)                                      1,782,853
     1,166,541 AMF Bowling Worldwide bank term loan
               FRN Ser. B, 5.4521s, 2008 (acquired
               3/1/02, cost $1,163,625) (RES)                         1,169,944
     2,188,373 Archibald Candy Corp. company
               guaranty 10s, 2007 (PIK)                                 831,582
     4,750,000 Armkel, LLC/Armkel Finance sr. sub.
               notes 9 1/2s, 2009                                     5,236,875
     2,025,000 Aurora Foods, Inc. sr. sub. notes
               Ser. B, 9 7/8s, 2007 (In default)
               (NON)                                                  1,154,250
       875,000 Aurora Foods, Inc. 144A sr. sub.
               notes Ser. D, 9 7/8s, 2007 (In
               default) (NON)                                           498,750
        53,496 Australis Media, Ltd. sr. disc.
               notes 15 3/4s, 2003 (Australia) (In
               default) (DEF) (NON)                                           1
     4,700,000 Brand Services, Inc. company
               guaranty 12s, 2012                                     5,217,000
     1,370,000 British Sky Broadcasting PLC company
               guaranty 8.2s, 2009 (United Kingdom)                   1,625,453
    10,940,000 British Sky Broadcasting PLC company
               guaranty 6 7/8s, 2009 (United
               Kingdom)                                              12,229,727
     4,470,000 Capital Records, Inc. 144A company
               guaranty 8 3/8s, 2009                                  4,559,400
     1,425,285 Carmike Cinemas, Inc. bank term loan
               FRN Ser. B, 7 3/4s, 2005 (acquired
               various dates from 9/5/00 to 3/5/02,
               cost $1,079,584) (RES)                                 1,432,411
     6,280,000 Century Cable Holdings bank term
               loan FRN 6s, 2009  (acquired various
               dates from 5/20/02 to 6/11/02, cost
               $5,458,614) (RES)                                      5,409,774
     7,830,000 Chancellor Media Corp. company
               guaranty 8s, 2008                                      8,926,200
     1,339,799 Charter Communications Holdings, LLC
               bank term loan FRN Ser. B,
               3.86s, 2008 (acquired 1/9/03, cost
               $1,163,950) (RES)                                      1,267,449
     3,070,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (12 1/8s,
               1/15/07), 2012 (STP)                                   1,581,050
     3,435,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               5/15/06), 2011 (STP)                                   1,889,250
     2,555,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               1/15/05), 2010 (STP)                                   1,724,625
     8,765,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               11 1/8s, 2011                                          7,165,388
     6,603,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 3/4s, 2009                                          5,397,953
     2,720,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 1/4s, 2010                                          2,121,600
    11,980,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  10s,
               2011                                                   9,044,900
     4,560,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  9 5/8s,
               2009                                                   3,522,600
     2,755,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  8 5/8s,
               2009                                                   2,107,575
       205,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  8 1/4s,
               2007                                                     174,250
     4,205,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                               4,488,838
     2,280,000 Cinemark USA, Inc. sr. sub. notes
               Ser. B, 8 1/2s, 2008                                   2,365,500
       770,000 Constellation Brands, Inc. company
               guaranty 8 1/2s, 2009                                    812,350
     1,675,000 Constellation Brands, Inc. company
               guaranty Ser. B, 8s, 2008                              1,817,375
     2,520,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                             2,709,000
     1,110,366 Constellation Energy Group, Inc.
               bank term loan FRN Ser. B,
               3 7/8s, 2008 (acquired 3/20/03, cost
               $1,110,366) (RES)                                      1,118,971
     3,620,000 Cott Beverages USA, Inc. company
               guaranty 8s, 2011                                      3,891,500
     2,934,000 CSC Holdings, Inc. debs. 7 5/8s,
               2018                                                   2,816,640
     8,342,000 CSC Holdings, Inc. sr. notes 7 7/8s,
               2007                                                   8,529,695
     1,109,000 CSC Holdings, Inc. sr. sub. debs.
               10 1/2s, 2016                                          1,219,900
     1,105,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                   1,154,725
     1,250,000 Del Monte Corp. company guaranty
               Ser. B, 9 1/4s, 2011                                   1,375,000
     3,605,000 Del Monte Corp. 144A sr. sub. notes
               8 5/8s, 2012                                           3,938,463
     1,847,023 Del Monte Foods Co. bank term loan
               FRN Ser. B, 4.8581s, 2010  (acquired
               12/16/02, cost $1,837,788) (RES)                       1,867,032
     1,275,000 DirecTV bank term loan FRN Ser. B,
               4.0039s, 2010  (acquired various
               dates from 3/4/03 to 8/5/03, cost
               $1,275,000) (RES)                                      1,279,941
     8,145,000 DirecTV Holdings, LLC sr. notes
               8 3/8s, 2013                                           9,183,488
    11,641,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008 (In default)
               (NON)                                                    931,280
     5,730,000 Doane Pet Care Co. sr. sub. debs.
               9 3/4s, 2007                                           5,443,500
       194,022 Dole Food Co. bank term loan FRN
               Ser. B, 5.0875s, 2008  (acquired
               3/28/03, cost $194,022) (RES)                            195,234
     1,625,000 Dole Food Co. sr. notes 8 7/8s, 2011                   1,730,625
     1,275,000 Dole Food Co. sr. notes 7 1/4s, 2009                   1,357,875
     2,410,000 Domino's, Inc. 144A sr. sub. notes
               8 1/4s, 2011                                           2,545,563
       400,000 Eagle Family Foods company guaranty
               Ser. B, 8 3/4s, 2008                                     264,000
    23,525,000 Echostar DBS Corp. sr. notes
               10 3/8s, 2007                                         26,142,156
     1,205,000 Echostar DBS Corp. sr. notes 9 3/8s,
               2009                                                   1,284,831
     6,380,000 Echostar DBS Corp. sr. notes 9 1/8s,
               2009                                                   7,217,375
    11,355,000 Echostar DBS Corp. 144A sr. notes
               6 3/8s, 2011                                          11,298,225
     1,000,000 Echostar DBS Corp. 144A sr. notes
               FRN 4.366s, 2008                                       1,022,500
        590,00 Elizabeth Arden, Inc. sec. notes
               Ser. B, 11 3/4s, 2011                                    672,600
     1,190,000 Emmis Communications Corp. bank term
               loan FRN Ser. C, 3 3/8s,
               2009 (acquired 6/20/02, cost
               $1,188,513) (RES)                                      1,195,619
     2,905,000 Emmis Communications Corp. company
               guaranty Ser. B, 8 1/8s, 2009                          3,028,463
       225,000 Emmis Communications Corp. sr. disc.
               notes stepped-coupon zero %
               (12 1/2s, 3/15/06), 2011 (STP)                           200,250
     4,170,000 Fleming Cos., Inc. company guaranty
               10 1/8s, 2008 (In default) (NON)                         688,050
     3,120,000 Fleming Cos., Inc. sr. notes 9 1/4s,
               2010 (In default) (NON)                                  444,600
       755,000 French Fragrances, Inc. company
               guaranty Ser. D, 10 3/8s, 2007                           785,200
     3,770,000 French Fragrances, Inc. sr. notes
               Ser. B, 10 3/8s, 2007                                  3,930,225
       150,000 Frontier Vision bank term loan FRN
               Ser. B, 5.525s, 2006  (acquired
               5/20/02, cost $138,679) (RES)                            144,188
     2,630,000 Granite Broadcasting Corp. sr. sub.
               notes 10 3/8s, 2005                                    2,590,550
     3,775,000 Granite Broadcasting Corp. sr. sub.
               notes 9 3/8s, 2005                                     3,666,469
     3,795,000 Granite Broadcasting Corp. sr. sub.
               notes 8 7/8s, 2008                                     3,647,944
     4,775,000 Gray Television, Inc. company
               guaranty 9 1/4s, 2011                                  5,264,438
     1,690,000 Insight Midwest LP/Insight Capital,
               Inc. bank term loan FRN
               3.9375s, 2009 (acquired 11/5/01,
               cost $1,646,906) (RES)                                 1,690,264
       210,509 Knology, Inc. 144A sr. notes 12s,
               2009 (PIK)                                               201,036
     3,715,000 Land O'Lakes, Inc. sr. notes 8 3/4s,
               2011                                                   3,083,450
     1,615,000 LIN Television Corp. company
               guaranty 8s, 2008                                      1,736,125
     1,800,000 MGM Studios bank term loan FRN
               Ser. B, 4.1s, 2008  (acquired
               6/10/02, cost $1,800,000) (RES)                        1,803,938
       456,757 Nexstar Broadcasting bank term loan
               FRN Ser. B, 4.12s, 2011  (acquired
               2/5/03, cost $456,757) (RES)                             458,470
       193,243 Nexstar Mission Broadcasting bank
               term loan FRN 4.12s, 2011  (acquired
               2/5/03, cost $193,243) (RES)                             193,968
     6,030,000 North Atlantic Trading Co. company
               guaranty Ser. B, 11s, 2004                             5,758,650
     3,835,000 Olympus Cable bank term loan FRN
               Ser. B, 6s, 2010  (acquired various
               dates from 5/20/02 to 11/21/02, cost
               $3,124,374) (RES)                                      3,410,535
     1,505,000 ONO Finance PLC sr. notes 14s, 2011
               (United Kingdom)                                       1,375,194
       695,000 ONO Finance PLC sr. notes 13s, 2009
               (United Kingdom)                                         626,369
        30,000 Pegasus Communications Corp. sr.
               notes 12 1/2s, 2007                                       24,000
       600,000 Pegasus Communications Corp. sr.
               notes Ser. B, 9 3/4s, 2006                               474,000
     2,360,000 Pegasus Satellite sr. notes 12 3/8s,
               2006                                                   1,888,000
     1,182,000 Playtex Products, Inc. bank term
               loan FRN Ser. C, 4.6164s,
               2009 (acquired 6/3/02, cost
               $1,182,000) (RES)                                      1,179,045
    10,815,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                 10,382,400
     2,410,000 Polaroid Corp. sr. notes 11 1/2s,
               2006 (In default) (NON)                                  488,025
     4,600,000 Premier International Foods PLC sr.
               notes 12s, 2009 (United Kingdom)                       5,037,000
     1,620,000 Premier Parks, Inc. sr. notes 10s,
               2007                                                   1,591,650
     5,580,000 Premium Standard Farms, Inc. sr.
               notes 9 1/4s, 2011                                     5,580,000
EUR  2,000,000 ProSiebenSat.1 Media AG sr. notes
               Ser. REGS, 11 1/4s, 2009 (Germany)                     2,637,140
   $10,181,496 Quorum Broadcast Holdings, LLC notes
               stepped-coupon zero %  (15s,
               5/15/06), 2009 (STP)                                   7,537,361
     1,602,000 Rayovac Corp. bank term loan FRN
               Ser. B, 4.8748s, 2009  (acquired
               9/26/02, cost $1,600,398) (RES)                        1,605,337
     1,904,000 RCN Corp. sr. disc. notes Ser. B,
               zero %, 2008                                             866,320
     1,369,597 Regal Cinemas, Inc. bank term loan
               FRN Ser. C, 4.61s, 2008  (acquired
               8/16/02, cost $1,373,021) (RES)                        1,380,725
     2,280,000 Regal Cinemas, Inc. company guaranty
               Ser. B, 9 3/8s, 2012                                   2,565,000
     4,545,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                 4,658,625
     2,940,000 Revlon Consumer Products sr. notes
               9s, 2006                                               2,058,000
     2,075,000 Revlon Consumer Products sr. notes
               8 1/8s, 2006                                           1,431,750
GBP    700,000 RHM Finance, Ltd. bonds
               stepped-coupon Ser. B1, 11 1/2s
               (17 1/4s, 2/28/11), 2011 (Cayman
               Islands) (STP)                                           988,474
      $850,000 Rite Aid Corp. bank term loan FRN
               4.12s, 2008  (acquired 5/16/03, cost
               $848,938) (RES)                                          859,917
     3,685,000 Rite Aid Corp. company guaranty
               9 1/2s, 2011                                           4,164,050
     1,590,000 Rite Aid Corp. notes 7 1/8s, 2007                      1,609,875
       760,000 Rite Aid Corp. 144A notes 6s, 2005                       763,800
     4,685,000 Rite Aid Corp. 144A sr. notes
               9 1/4s, 2013                                           4,966,100
       435,000 Rite Aid Corp. 144A sr. sec. notes
               8 1/8s, 2010                                             463,275
     2,930,000 Rogers Cablesystems, Ltd. sr. notes
               Ser. B, 10s, 2005 (Canada)                             3,142,425
     1,182,030 Roundy's, Inc. bank term loan FRN
               3.6362s, 2009  (acquired 6/3/02,
               cost $1,182,030) (RES)                                 1,184,985
     5,165,000 Sbarro, Inc. company guaranty 11s,
               2009                                                   4,467,725
     1,372,679 Scotts Co. (The) bank term loan FRN
               Ser. B, 4.61s, 2007  (acquired
               7/30/02, cost $1,382,974) (RES)                        1,377,183
     2,390,000 Scotts Co. (The) company guaranty
               8 5/8s, 2009                                           2,521,450
     1,692,680 Shoppers Drug Mart bank term loan
               FRN Ser. F, 3.163s, 2009  (acquired
               various dates from 5/22/02 to
               5/29/02, cost $1,700,180) (RES)                        1,694,041
     2,570,000 Sinclair Broadcast Group, Inc.
               company guaranty 8 3/4s, 2011                          2,794,875
     2,420,000 Sinclair Broadcast Group, Inc.
               company guaranty 8s, 2012                              2,553,100
       750,000 Six Flags, Inc. bank term loan FRN
               Ser. B, 3.37s, 2009  (acquired
               1/15/03, cost $749,063) (RES)                            747,053
    15,060,000 Six Flags, Inc. sr. notes 8 7/8s,
               2010                                                  13,855,200
     9,780,000 TeleWest Communications PLC debs.
               11s, 2007 (United Kingdom) (In
               default) (NON)                                         4,767,750
       935,000 TeleWest Communications PLC sr.
               notes Ser. S, 9 7/8s, 2010 (United
               Kingdom) (In default) (NON)                              425,425
       375,000 TeleWest Communications PLC 144A sr.
               notes 11 1/4s, 2008 (United Kingdom)
               (In default) (NON)                                       180,000
     4,890,000 TM Group Holdings sr. notes 11s,
               2008 (United Kingdom)                                  5,158,950
     1,530,000 United Rentals (North America), Inc.
               company guaranty Ser. B,  10 3/4s,
               2008                                                   1,698,300
       850,000 Vivendi Universal SA bank term loan
               FRN Ser. B, 3.8677s, 2008 (acquired
               6/23/03, cost $850,000) (France)
               (RES)                                                    854,250
     4,930,000 Vivendi Universal SA 144A notes
               6 1/4s, 2008 (France)                                  5,077,900
     4,130,000 Vivendi Universal SA 144A sr. notes
               9 1/4s, 2010 (France)                                  4,744,338
     6,405,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                  6,308,925
    10,861,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                    11,512,660
       259,000 Young Broadcasting, Inc. company
               guaranty Ser. B, 8 3/4s, 2007                            262,885
     2,200,000 Yum! Brands, Inc. sr. notes 8 7/8s,
               2011                                                   2,563,000
     1,710,000 Yum! Brands, Inc. sr. notes 8 1/2s,
               2006                                                   1,898,100
     5,925,000 Yum! Brands, Inc. sr. notes 7.65s,
               2008                                                   6,547,125
                                                                 --------------
                                                                    418,258,330

Energy (3.7%)
-------------------------------------------------------------------------------
       4,625,0 Arch Western Finance, LLC 144A sr.
               notes 6 3/4s, 2013                                     4,763,750
     4,430,000 Belden & Blake Corp. company
               guaranty Ser. B, 9 7/8s, 2007                          4,186,350
     3,680,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                           3,919,200
     2,160,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                      2,430,000
     2,045,000 Chesapeake Energy Corp. company
               guaranty 8 3/8s, 2008                                  2,218,825
       770,000 Chesapeake Energy Corp. company
               guaranty 8 1/8s, 2011                                    835,450
       980,000 Chesapeake Energy Corp. sr. notes
               Ser. B, 8 1/2s, 2012                                   1,038,800
     6,365,000 Chesapeake Energy Corp. 144A sr.
               notes 7 1/2s, 2013                                     6,683,250
     5,780,000 Comstock Resources, Inc. company
               guaranty 11 1/4s, 2007                                 6,271,300
       845,329 Dresser, Inc. bank term loan FRN
               Ser. B, 5 3/8s, 2009  (acquired
               7/30/02, cost $852,725) (RES)                            850,008
     5,405,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                           5,661,738
     2,425,000 El Paso Energy Partners LP company
               guaranty Ser. B, 8 1/2s, 2011                          2,612,938
     3,425,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                  3,596,250
     3,880,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                           4,006,100
     1,890,000 Forest Oil Corp. sr. notes 8s, 2011                    2,003,400
     1,065,000 Forest Oil Corp. sr. notes 8s, 2008                    1,128,900
     4,220,000 Gazprom OAO notes Ser. REGS, 9 5/8s,
               2013 (Russia)                                          4,515,400
    13,120,000 Gazprom OAO 144A notes 9 5/8s, 2013
               (Russia)                                              14,038,400
     3,790,000 Hornbeck Offshore Services, Inc. sr.
               notes 10 5/8s, 2008                                    4,159,525
     1,905,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                           1,900,238
     3,940,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                           4,196,100
     3,780,000 Offshore Logistics, Inc. company
               guaranty 6 1/8s, 2013                                  3,609,900
       210,000 Parker & Parsley Co. sr. notes
               8 1/4s, 2007                                             235,725
     4,622,000 Parker Drilling Co. company guaranty
               Ser. B, 10 1/8s, 2009                                  4,714,440
       634,313 Peabody Energy Corp. bank term loan
               FRN Ser. B, 3.6356s, 2010 (acquired
               3/20/03, cost $634,313) (RES)                            638,673
     7,030,000 Petronas Capital, Ltd. company
               guaranty 7 7/8s, 2022 (Malaysia)                       8,049,350
     1,615,000 Petronas Capital, Ltd. company
               guaranty 7s, 2012 (Malaysia)                           1,831,087
    13,180,000 Petronas Capital, Ltd. 144A company
               guaranty 7 7/8s, 2022 (Malaysia)                      15,091,100
     5,025,000 Petronas Capital, Ltd. 144A company
               guaranty 7s, 2012 (Malaysia)                           5,697,345
     9,420,000 Pioneer Natural Resources Co.
               company guaranty 9 5/8s, 2010                         11,727,900
       735,000 Pioneer Natural Resources Co.
               company guaranty 7.2s, 2028                              767,156
     2,415,000 Plains All American Pipeline
               LP/Plains All American Finance
               Corp. company guaranty 7 3/4s, 2012                    2,620,275
     3,560,000 Plains Exploration & Production Co.
               company guaranty Ser. B,  8 3/4s,
               2012                                                   3,809,200
     3,115,000 Plains Exploration & Production Co.
               144A sr. sub. notes 8 3/4s, 2012                       3,333,050
     4,365,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                   4,746,938
        20,000 Pride International, Inc. sr. notes
               10s, 2009                                                 21,600
     2,671,000 Pride Petroleum Services, Inc. sr.
               notes 9 3/8s, 2007                                     2,751,130
     4,065,000 Seabulk International, Inc. 144A sr.
               notes 9 1/2s, 2013                                     4,080,244
     1,645,000 Seven Seas Petroleum, Inc. sr. notes
               Ser. B, 12 1/2s, 2005 (In default)
               (NON)                                                    180,950
     4,925,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                    5,245,125
     2,492,308 Star Gas Propane 1st Mtge. 8.04s,
               2009                                                   2,454,923
     5,830,000 Stone Energy Corp. sr. sub. notes
               8 1/4s, 2011                                           6,179,800
     2,160,000 Swift Energy Co. sr. sub. notes
               10 1/4s, 2009                                          2,289,600
     2,960,000 Swift Energy Co. sr. sub. notes
               9 3/8s, 2012                                           3,182,000
     2,290,000 Tesoro Petroleum Corp. sec. notes
               8s, 2008                                               2,347,250
     4,500,000 Trico Marine Services, Inc. company
               guaranty 8 7/8s, 2012                                  3,285,000
        955,00 Universal Compression, Inc. sr.
               notes 7 1/4s, 2010                                       983,650
     1,240,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                           1,333,000
     5,502,000 Vintage Petroleum, Inc. sr. sub.
               notes 9 3/4s, 2009                                     5,859,630
       935,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                       963,050
       850,000 Weg Acquistion bank term loan FRN
               5.61s, 2008 (acquired 6/13/03, cost
               $841,500) (RES)                                          856,375
     6,325,000 Westport Resources Corp. company
               guaranty 8 1/4s, 2011                                  6,910,063
     1,755,000 Westport Resources Corp. 144A
               company guaranty 8 1/4s, 2011                          1,917,338
     3,385,000 XTO Energy, Inc. sr. notes 7 1/2s,
               2012                                                   3,748,888
     1,460,000 XTO Energy, Inc. sr. notes 6 1/4s,
               2013                                                   1,511,100
                                                                 --------------
                                                                    203,988,777

Financial (2.2%)
-------------------------------------------------------------------------------
     5,710,000 Advanta Corp. 144A company guaranty
               Ser. B, 8.99s, 2026                                    3,711,500
        35,000 Chevy Chase Savings Bank, Inc. sub.
               debs. 9 1/4s, 2008                                        35,700
     3,025,000 Chevy Chase Savings Bank, Inc. sub.
               debs. 9 1/4s, 2005                                     3,040,125
     3,320,000 Conseco, Inc. 144A notes zero %,
               2009 (In default) (NON)                                        3
     1,120,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                 1,142,400
     4,600,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                 4,945,000
    13,452,000 Finova Group, Inc. notes 7 1/2s,
               2009                                                   6,658,740
     1,317,673 Hilb, Rogal & Hamilton Co. bank term
               loan FRN Ser. B, 3 7/8s,
               2007 (acquired 6/20/02, cost
               $1,317,673) (RES)                                      1,329,202
     1,260,656 Infinity Inc. bank term loan FRN
               3.61s, 2010 (acquired 7/2/03, cost
               $1,260,656) (RES)                                      1,268,010
     5,985,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                       6,688,238
     1,370,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                               1,465,900
     3,052,407 JP Morgan HYDI notes 9s, 2008                          3,098,194
    33,363,000 JP Morgan HYDI notes 8s, 2008                         33,863,445
    10,000,000 Liberty Mutual Insurance 144A notes
               7.697s, 2097                                           7,450,700
     1,333,000 Nationwide Credit, Inc. sr. notes
               Ser. A, 10 1/4s, 2008 (In default)
               (NON)                                                         13
       631,000 Ocwen Financial Corp. notes 11 7/8s,
               2003                                                     631,000
DKK175,600,000 Realkredit Danmark A/S mtge. Ser.
               23D, 5s, 2035 (Denmark)                               26,576,761
    $4,570,000 Resource America, Inc. 144A sr.
               notes 12s, 2004                                        4,615,700
     8,520,000 Sovereign Bancorp, Inc. sr. notes
               10 1/2s, 2006                                         10,141,808
     3,360,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                           3,637,200
                                                                 --------------
                                                                    120,299,639

Gaming & Lottery (2.5%)
-------------------------------------------------------------------------------
     4,030,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                 4,584,125
     3,375,000 Argosy Gaming Co. company guaranty
               10 3/4s, 2009                                          3,695,625
     1,840,000 Argosy Gaming Co. sr. sub. notes 9s,
               2011                                                   2,001,000
     1,000,000 Borgata Resorts bank term loan FRN
               Ser. B, 5.1793s, 2007  (acquired
               6/5/02, cost $997,500) (RES)                           1,005,625
     5,590,000 Boyd Gaming Corp. sr. sub. notes
               8 3/4s, 2012                                           6,051,175
     2,265,000 Chumash Casino & Resort Enterprise
               144A sr. notes 9 1/4s, 2010                            2,434,875
     5,280,000 Herbst Gaming, Inc. sec. notes
               Ser. B, 10 3/4s, 2008                                  5,860,800
     5,845,000 Hollywood Park, Inc. company
               guaranty Ser. B, 9 1/4s, 2007                          5,969,206
     5,590,000 Horseshoe Gaming Holdings company
               guaranty 8 5/8s, 2009                                  5,967,325
     3,680,000 Majestic Investor Holdings/Capital
               Corp. company guaranty  11.653s,
               2007                                                   4,011,200
     2,915,000 Mandalay Resort Group 144A sr. notes
               6 1/2s, 2009                                           2,966,013
        550,00 MGM Mirage, Inc. coll. sr. notes
               6 7/8s, 2008                                             580,938
     8,320,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                           9,360,000
       365,000 MGM Mirage, Inc. company guaranty
               8 3/8s, 2011                                             401,500
     4,688,000 Mirage Resorts, Inc. notes 6 3/4s,
               2008                                                   4,934,120
     3,970,000 Mohegan Tribal Gaming Authority sr.
               notes 8 1/8s, 2006                                     4,282,638
     2,329,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8 3/8s, 2011                                2,538,610
     3,955,000 Mohegan Tribal Gaming Authority 144A
               sr. sub. notes 6 3/8s, 2009                            3,989,606
     4,240,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                     4,536,800
     2,415,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                         2,496,506
     4,800,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                5,316,000
       735,000 Park Place Entertainment Corp. sr.
               sub. notes 8 1/8s, 2011                                  791,963
     1,194,000 Penn National Gaming, Inc. bank term
               loan FRN Ser. B, 5.0563s,
               2010 (acquired 2/19/03, cost
               $1,192,508) (RES)                                      1,199,970
     2,900,000 Penn National Gaming, Inc. company
               guaranty Ser. B, 11 1/8s, 2008                         3,248,000
     6,500,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                     6,995,625
       847,875 Pinnacle Entertainment, Inc. bank
               term loan FRN Ser. B, 5.7406s,
               2008 (acquired 4/3/03, cost
               $837,277) (RES)                                          852,114
     2,520,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 3/4s, 2013                                2,494,800
     2,400,000 Pinnacle Entertainment, Inc. sr.
               sub. notes Ser. B, 9 1/2s, 2007                        2,457,000
     3,390,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                          3,360,338
     4,420,000 Riviera Holdings Corp. company
               guaranty 11s, 2010                                     4,381,325
     1,488,750 Scientific Gaming bank term loan FRN
               Ser. B, 4.61s, 2008  (acquired
               12/11/02, cost $1,481,306) (RES)                       1,491,355
     5,070,000 Station Casinos, Inc. sr. notes
               8 3/8s, 2008                                           5,450,250
     2,434,000 Trump Atlantic City Associates
               company guaranty 11 1/4s, 2006                         1,868,095
     9,780,000 Trump Casino Holdings, LLC company
               guaranty 11 5/8s, 2010                                 8,740,875
     7,810,000 Venetian Casino Resort, LLC company
               guaranty 11s, 2010                                     8,903,400
                                                                 --------------
                                                                    135,218,797

Government (0.7%)
-------------------------------------------------------------------------------
     7,660,000 Pemex Project Funding Master Trust
               company guaranty 8 5/8s, 2022                          8,540,900
     9,465,000 Pemex Project Funding Master Trust
               company guaranty 7 3/8s, 2014                         10,163,517
    10,760,000 Petroleos Mexicanos company guaranty
               9 1/2s, 2027 (Mexico)                                 12,777,500
     6,755,000 Petroleos Mexicanos company guaranty
               9 1/4s, 2018 (Mexico)                                  7,920,238
                                                                 --------------
                                                                     39,402,155

Health Care (2.9%)
-------------------------------------------------------------------------------
       389,244 ALARIS Medical Systems, Inc. bank
               term loan FRN 3.8694s,
               2009 (acquired 6/30/03, cost
               $389,244) (RES)                                          392,747
     3,405,000 ALARIS Medical Systems, Inc. sr.
               sub. notes 7 1/4s, 2011                                3,422,025
       800,000 Alderwoods Group, Inc. bank term
               loan FRN 4.366s, 2008  (acquired
               9/9/03, cost $800,000) (RES)                             808,000
     8,804,900 Alderwoods Group, Inc. company
               guaranty 12 1/4s, 2009                                 9,751,427
     4,625,000 Alliance Imaging, Inc. sr. sub.
               notes 10 3/8s, 2011                                    4,810,000
     2,780,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                  2,828,650
     3,190,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                           3,429,250
     6,750,000 Ardent Health Services 144A sr. sub.
               notes 10s, 2013                                        7,155,000
     5,270,000 Biovail Corp. sr. sub. notes 7 7/8s,
               2010 (Canada)                                          5,428,100
     1,782,000 Community Health Systems, Inc. bank
               term loan FRN Ser. B, 3.6399s, 2010
               (acquired 7/11/02, cost $1,782,000)
               (RES)                                                  1,785,619
      1,596,00 Concentra bank term loan FRN
               4.9203s, 2009 (acquired
               8/12/03, cost $1,596,000) (RES)                        1,602,983
     1,170,000 Dade Behring, Inc. company guaranty
               11.91s, 2010                                           1,330,875
     1,595,690 DaVita, Inc. bank term loan FRN
               Ser. C, 3.616s, 2009  (acquired
               7/17/03, cost $1,595,690) (RES)                        1,601,874
     3,040,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                          3,298,400
     1,101,781 Fisher Scientific International,
               Inc. bank term loan FRN Ser. B,
               3.6s, 2010 (acquired 2/13/03, cost
               $1,101,781) (RES)                                      1,110,320
       200,137 Genesis Health Ventures, Inc. sec.
               notes FRN 6.11s, 2007                                    198,136
       800,000 Hanger Orthopedic Group, Inc. bank
               term loan FRN 3.866s, 2009 (acquired
               9/29/03, cost $800,000) (RES)                            803,000
     3,475,000 Hanger Orthopedic Group, Inc.
               company guaranty 10 3/8s, 2009                         3,883,313
       920,000 Hanger Orthopedic Group, Inc. sr.
               sub. notes 11 1/4s, 2009                               1,023,500
       965,000 HCA, Inc. debs. 7.19s, 2015                            1,025,147
     5,400,000 HCA, Inc. med. term notes 8.85s,
               2007                                                   6,109,528
     1,930,000 HCA, Inc. notes 8.36s, 2024                            2,123,324
     2,030,000 HCA, Inc. notes 7.69s, 2025                            2,101,714
     4,458,000 HCA, Inc. notes 7s, 2007                               4,855,939
     7,965,000 Healthsouth Corp. notes 7 5/8s, 2012                   6,849,900
     3,090,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008                                                   2,719,200
     1,570,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011                                                   1,358,050
     1,315,000 Healthsouth Corp. sr. notes 7s, 2008                   1,130,900
     2,590,000 IASIS Healthcare Corp. company
               guaranty 13s, 2009                                     2,907,275
       505,000 IASIS Healthcare Corp. company
               guaranty 8 1/2s, 2009                                    522,675
     4,680,000 Integrated Health Services, Inc. sr.
               sub. notes Ser. A, 9 1/2s, 2007 (In
               default) (NON)                                            99,450
     3,190,000 Integrated Health Services, Inc. sr.
               sub. notes Ser. A, 9 1/4s, 2008 (In
               default) (NON)                                            71,775
     1,197,000 Kinetic Concepts, Inc. bank term
               loan FRN 3.87s, 2011  (acquired
               8/5/03, cost $1,199,750) (RES)                         1,203,360
     9,170,000 Magellan Health Services, Inc. sr.
               sub. notes 9s, 2008 (In default)
               (NON)                                                  5,089,350
     1,670,000 Magellan Health Services, Inc. 144A
               sr. notes 9 3/8s, 2007 (In default)
               (NON)                                                  1,728,450
     1,059,844 Medex, Inc. bank term loan FRN
               4.86s, 2009 (acquired various
               dates from 5/16/03 to 6/16/03, cost
               $1,059,319) (RES)                                      1,064,260
     4,495,000 Mediq, Inc. debs. zero %, 2009 (In
               default) (NON)                                               450
     5,845,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                  6,195,700
    13,215,000 Multicare Companies, Inc. sr. sub.
               notes 9s, 2007 (In default) (NON)                        198,225
EUR    325,000 NYCO Holdings 144A 11 1/2s, 2013                         400,155
    $4,560,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                           4,457,400
     7,800,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                         8,989,500
     4,370,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                     4,348,150
     1,920,000 Service Corp. International debs.
               7 7/8s, 2013                                           1,852,800
       485,000 Service Corp. International notes
               7.2s, 2006                                               485,000
     2,155,000 Service Corp. International notes
               6 7/8s, 2007                                           2,144,225
       725,000 Service Corp. International notes
               6 1/2s, 2008                                             717,750
     4,515,000 Service Corp. International notes
               6s, 2005                                               4,537,575
     1,725,000 Service Corp. International notes
               Ser. (a), 7.7s, 2009                                   1,763,813
     3,910,000 Stewart Enterprises, Inc. notes
               10 3/4s, 2008                                          4,359,650
       765,000 Tenet Healthcare Corp. sr. notes
               6 3/8s, 2011                                             732,488
     2,030,000 Tenet Healthcare Corp. sr. notes
               5 3/8s, 2006                                           1,989,400
    10,575,000 Triad Hospitals Holdings company
               guaranty Ser. B, 11s, 2009                            11,632,500
     1,929,436 Triad Hospitals, Inc. bank term loan
               FRN Ser. B, 4.11s, 2008  (acquired
               11/29/01, cost $1,949,406) (RES)                       1,938,206
     1,130,000 Triad Hospitals, Inc. company
               guaranty Ser. B, 8 3/4s, 2009                          1,228,875
     2,840,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012                              3,152,400
     1,095,000 Ventas Realty LP/Capital Corp.
               company guaranty 8 3/4s, 2009                          1,193,550
                                                                 --------------
                                                                    157,941,328

Homebuilding (0.9%)
-------------------------------------------------------------------------------
     4,210,000 Beazer Homes USA, Inc. company
               guaranty 8 5/8s, 2011                                  4,536,275
     3,650,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                   3,960,250
     1,200,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                   1,203,000
     7,129,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                   6,594,325
     2,590,000 K. Hovnanian Enterprises, Inc.
               company guaranty 10 1/2s, 2007                         2,991,450
     4,165,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                          4,456,550
     1,110,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8s, 2012                              1,187,700
     1,355,000 K. Hovnanian Enterprises, Inc. 144A
               sr. sub. notes 7 3/4s, 2013                            1,395,650
     2,500,000 KB Home sr. sub. notes 9 1/2s, 2011                    2,740,625
     2,020,000 Meritage Corp. 144A sr. notes
               9 3/4s, 2011                                           2,206,850
     4,110,000 Ryland Group, Inc. sr. notes 9 3/4s,
               2010                                                   4,675,125
       990,000 Ryland Group, Inc. sr. notes 5 3/8s,
               2008                                                     996,188
     2,340,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                          2,652,975
     1,290,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                 1,386,750
       870,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                        917,850
       250,000 Toll Corp. sr. sub. notes 8 1/4s,
               2011                                                     273,125
     1,025,000 WCI Communities, Inc. company
               guaranty 10 5/8s, 2011                                 1,122,375
     3,365,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                  3,600,550
                                                                 --------------
                                                                     46,897,613

Household Furniture and Appliances (0.2%)
-------------------------------------------------------------------------------
     2,060,000 Sealy Mattress Co. company guaranty
               Ser. B, zero %, 2002                                   2,106,350
     7,640,000 Sealy Mattress Co. sr. sub. notes
               Ser. B, 9 7/8s, 2007                                   7,754,600
                                                                 --------------
                                                                      9,860,950

Lodging/Tourism (1.3%)
-------------------------------------------------------------------------------
     6,120,000 FelCor Lodging LP company guaranty
               9 1/2s, 2008 (R)                                       6,579,000
     7,355,000 Hilton Hotels Corp. notes 7 5/8s,
               2012                                                   8,090,500
    21,685,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s, 2008 (R)                     22,281,338
     2,210,000 HMH Properties, Inc. sr. notes
               Ser. C, 8.45s, 2008                                    2,301,163
     1,020,000 Host Marriott LP company guaranty
               Ser. G, 9 1/4s, 2007 (R)                               1,111,800
     5,232,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                       5,473,980
     3,066,000 ITT Corp. notes 6 3/4s, 2005                           3,230,798
    11,405,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels Finance  Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                        12,317,400
     4,470,000 RFS Partnership LP company guaranty
               9 3/4s, 2012                                           4,587,338
       980,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 7/8s, 2012                    1,073,100
     2,410,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 3/8s, 2007                    2,584,725
                                                                 --------------
                                                                     69,631,142

Publishing (1.9%)
-------------------------------------------------------------------------------
       302,053 Affinity Group Holdings bank term
               loan FRN Ser. B1, 5.116s,
               2009 (acquired 5/27/03, cost
               $301,298) (RES)                                          302,148
       755,134 Affinity Group Holdings bank term
               loan FRN Ser. B2, 5.116s,
               2009 (acquired 5/27/03, cost
               $753,246) (RES)                                          755,370
     7,087,000 Affinity Group Holdings sr. notes
               11s, 2007                                              7,264,175
     1,600,000 Dex Media West, LLC bank term loan
               FRN 3.87s, 2010 (acquired
               9/9/03, cost $1,600,000) (RES)                         1,614,000
     7,570,000 Dex Media West, LLC 144A sr. notes
               8 1/2s, 2010                                           8,194,525
     2,690,000 Garden State Newspapers, Inc. sr.
               sub. notes 8 5/8s, 2011                                2,824,500
     1,080,000 Garden State Newspapers, Inc. sr.
               sub. notes Ser. B, 8 3/4s, 2009                        1,109,700
     2,890,000 Hollinger International Publishing,
               Inc. sr. notes 9s, 2010                                3,045,338
    10,372,069 Hollinger Participation Trust 144A
               sr. notes 12 1/8s, 2010 (Canada)
               (PIK)                                                 11,668,578
     3,010,000 Key3media Group, Inc. company
               guaranty 11 1/4s, 2011 (In default)
               (NON)                                                     30,100
       850,000 Moore Wallace bank term loan FRN
               Ser. B, 3.7313s, 2010  (acquired
               3/13/03, cost $850,000) (RES)                            857,172
     1,130,871 PRIMEDIA, Inc. bank term loan FRN
               Ser. B, 4.0979s, 2009  (acquired
               2/10/03, cost $1,082,809) (RES)                        1,109,843
     7,475,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                           7,755,313
     2,835,000 PRIMEDIA, Inc. company guaranty
               7 5/8s, 2008                                           2,792,475
     5,265,000 PRIMEDIA, Inc. 144A sr. notes 8s,
               2013                                                   5,278,163
     1,085,000 Quebecor Media, Inc. sr. disc. notes
               stepped-coupon zero %  (13 3/4s,
               7/15/06), 2011 (Canada) (STP)                            907,331
     8,510,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                 9,680,125
       992,432 RH Donnelley Finance Corp. I bank
               term loan FRN Ser. B, 5.1295s,
               2010 (acquired 12/4/02, cost
               $992,432) (RES)                                        1,009,954
     6,050,000 RH Donnelley Finance Corp. I 144A
               sr. notes 8 7/8s, 2010                                 6,776,000
     3,870,000 RH Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                           4,566,600
     1,248,283 Sum Media bank term loan FRN Ser. B,
               3.61s, 2009 (acquired 2/4/03, cost
               $1,248,283) (RES)                                      1,249,843
GBP  1,400,000 TDL Infomedia Group, Ltd. 144A bonds
               12 1/8s, 2009  (United Kingdom)                        2,558,402
    $7,165,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                  7,379,950
     4,535,000 Vertis, Inc. sub. notes 13 1/2s,
               2009                                                   4,217,550
     3,130,000 Vertis, Inc. 144A sec. notes 9 3/4s,
               2009                                                   3,294,325
     4,340,000 Von Hoffman Press, Inc. company
               guaranty 10 1/4s, 2009                                 4,632,950
     1,850,000 Von Hoffman Press, Inc. company
               guaranty FRN 10 3/8s, 2007                             1,863,875
     1,812,648 Von Hoffman Press, Inc. debs. 13s,
               2009 (PIK)                                             1,699,358
     1,313,000 Yell Finance BV sr. disc. notes
               stepped-coupon zero %  (13 1/2s,
               8/1/06), 2011 (Netherlands) (STP)                      1,168,570
       402,000 Yell Finance BV sr. notes 10 3/4s,
               2011 (Netherlands)                                       462,300
                                                                 --------------
                                                                    106,068,533

Retail (1.0%)
-------------------------------------------------------------------------------
       606,640 Advance Stores bank term loan FRN
               Ser. C, 3.983s, 2007  (acquired
               3/4/03, cost $606,640) (RES)                             608,308
     2,780,000 Asbury Automotive Group, Inc.
               company guaranty 9s, 2012                              2,780,000
     5,230,000 Autonation, Inc. company guaranty
               9s, 2008                                               5,857,600
     2,110,000 Gap, Inc. (The) notes 6.9s, 2007                       2,268,250
     2,405,000 Hollywood Entertainment Corp. sr.
               sub. notes 9 5/8s, 2011                                2,609,425
     5,320,000 J. Crew Operating Corp. 144A sr.
               sub. notes 10 3/8s, 2007                               5,399,800
     7,500,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                   7,912,500
     1,155,000 JC Penney Co., Inc. debs. 7.65s,
               2016                                                   1,206,975
     4,415,000 JC Penney Co., Inc. notes 9s, 2012                     4,988,950
       175,000 JC Penney Co., Inc. notes 8s, 2010                       192,063
     1,360,000 JC Penney Co., Inc. notes Ser. MTNA,
               7.05s, 2005                                            1,414,400
     1,458,865 PETCO Animal Supplies, Inc. bank
               term loan FRN 3.62s, 2009  (acquired
               8/6/03, cost $1,458,865) (RES)                         1,469,807
    10,687,000 Saks, Inc. company guaranty 8 1/4s,
               2008                                                  11,702,265
     4,100,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                  4,479,250
                                                                 --------------
                                                                     52,889,593

Technology (1.7%)
-------------------------------------------------------------------------------
     5,795,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                 6,519,375
     1,057,188 Amkor Technologies, Inc. bank term
               loan FRN 5.1247s, 2006  (acquired
               4/17/03, cost $1,058,581) (RES)                        1,070,622
     1,950,000 Amkor Technologies, Inc. structured
               notes 12.58s, 2005 (issued by STEERS
               Credit Linked Trust 2000)                              2,047,500
     1,875,000 Avaya, Inc. sec. sr. notes 11 1/8s,
               2009                                                   2,170,313
     3,700,000 DigitalNet Holdings Inc. 144A sr.
               notes 9s, 2010                                         3,922,000
EUR  3,920,000 Getronics NV sub. notes 13s, 2008
               (Netherlands)                                          2,196,452
    $1,593,600 Iron Mountain, Inc. bank term loan
               FRN Ser. L, 4.11s, 2008  (acquired
               7/30/02, cost $1,605,522) (RES)                        1,601,283
     6,480,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                           6,885,000
       829,000 Iron Mountain, Inc. company guaranty
               8 1/8s, 2008 (Canada)                                    860,088
     4,960,000 Iron Mountain, Inc. sr. sub. notes
               8 1/4s, 2011                                           5,158,400
       400,000 Lucent Technologies, Inc. debs.
               6 1/2s, 2028                                             276,000
     7,080,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                            4,885,200
       320,000 Lucent Technologies, Inc. notes
               5 1/2s, 2008                                             272,000
     6,715,000 Nortel Networks Corp. notes 6 1/8s,
               2006 (Canada)                                          6,748,575
     5,140,000 ON Semiconductor Corp. company
               guaranty 13s, 2008                                     5,859,600
     5,440,000 SCG Holding & Semiconductor Corp.
               company guaranty 12s, 2009                             5,671,200
     5,810,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009 (Cayman
               Islands)                                               6,391,000
       830,952 Telex Communications Group, Inc. sr.
               sub. notes Ser. A, zero %, 2006                          457,024
     1,180,000 Xerox Capital Europe PLC company
               guaranty 5 7/8s, 2004 (United
               Kingdom)                                               1,185,900
EUR  5,000,000 Xerox Capital Europe PLC company
               guaranty Ser. EMTN, 5 1/4s,
               2004 (United Kingdom)                                  5,815,679
    $5,335,000 Xerox Corp. company guaranty 9 3/4s,
               2009                                                   5,921,850
     2,620,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                   2,449,700
EUR  1,230,000 Xerox Corp. sr. notes 9 3/4s, 2009                     1,568,854
   $11,760,000 Xerox Corp. sr. notes 7 1/8s, 2010                    11,715,900
                                                                 --------------
                                                                     91,649,515

Textiles (0.4%)
-------------------------------------------------------------------------------
      2,890,00 Galey & Lord, Inc. company guaranty
               9 1/8s, 2008 (In default) (NON)                           21,675
     2,020,000 Levi Strauss & Co. bank term loan
               FRN 10s, 2009 (acquired
               9/23/03, cost $2,020,000) (RES)                        2,064,608
     6,460,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                          5,168,000
     2,940,000 Oxford Industries, Inc. 144A sr.
               notes 8 7/8s, 2011                                     3,131,100
     4,065,000 Russell Corp. company guaranty
               9 1/4s, 2010                                           4,319,063
     4,630,000 William Carter Holdings Co. (The)
               company guaranty Ser. B,  10 7/8s,
               2011                                                   5,185,600
                                                                 --------------
                                                                     19,890,046

Tire & Rubber (--%)
-------------------------------------------------------------------------------
     1,505,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                     1,264,200

Transportation (0.7%)
-------------------------------------------------------------------------------
     5,620,679 Air2 US 144A sinking fund Ser. D,
               12.266s, 2020 (In default) (NON)                         168,620
     2,850,000 Allied Holdings, Inc. company
               guaranty Ser. B, 8 5/8s, 2007                          2,650,500
     3,485,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1, 6.817s, 2011                   2,927,400
       515,000 American Airlines, Inc. pass-through
               certificates Ser. 99-1, 7.024s, 2009                     494,400
        18,640 Aran Shipping & Trading SA notes
               8.3s, 2004 (Greece) (In default)
               (NON)                                                      9,320
     5,235,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                          4,449,750
     1,910,000 Continental Airlines, Inc.
               pass-through certificates Ser. D,
               7.568s, 2006                                           1,432,500
     2,335,000 Delta Air Lines, Inc. pass-through
               certificates Ser. 00-1, 7.779s, 2005                   1,928,937
     1,687,082 Delta Air Lines, Inc. pass-through
               certificates Ser. 02-1, 7.779s, 2012                   1,366,536
     5,955,000 Evergreen International Aviation,
               Inc. 144A sec. notes 12s, 2010                         5,419,050
EUR  2,400,000 Fixed-Link Finance BV sec. notes FRN
               Ser. B2-X, 7.85s,  2009
               (Netherlands)                                          1,928,081
    $5,870,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                          6,471,675
     1,190,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                          1,234,625
     4,865,000 Navistar International Corp. company
               guaranty Ser. B, 9 3/8s, 2006                          5,278,525
     1,715,000 Navistar International Corp. sr.
               notes Ser. B, 8s, 2008                                 1,749,300
        70,000 Northwest Airlines, Inc. company
               guaranty 8.52s, 2004                                      67,550
     2,875,000 Northwest Airlines, Inc. company
               guaranty 7 5/8s, 2005                                  2,522,813
     1,794,462 NWA Trust sr. notes Ser. A, 9 1/4s,
               2012                                                   1,781,003
     1,382,500 Pacer International, Inc. bank term
               loan FRN 4.4757s, 2010  (acquired
               6/10/03, cost $1,387,326) (RES)                        1,392,292
       930,000 Travel Centers of America, Inc.
               company guaranty 12 3/4s, 2009                         1,060,200
     2,740,674 US Air, Inc. pass-through
               certificates Ser. 93-A3,
               10 3/8s, 2013 (In default) (NON)                         959,236
                                                                 --------------
                                                                     45,292,313

Utilities & Power (3.3%)
-------------------------------------------------------------------------------
       361,000 AES Corp. (The) sr. notes 8 7/8s,
               2011                                                     359,195
       196,000 AES Corp. (The) sr. notes 8 3/4s,
               2008                                                     196,490
     5,015,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                   5,278,288
     5,160,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                           5,418,000
     6,110,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                           5,376,800
     2,180,000 Allegheny Energy, Inc. notes 7 3/4s,
               2005                                                   2,190,900
     2,725,000 Avon Energy Partners Holdings 144A
               notes 7.05s, 2007  (United Kingdom)                    2,316,250
       250,000 Avon Energy Partners Holdings 144A
               notes 6.46s, 2008  (United Kingdom)                      226,479
     2,660,000 Calpine Canada Energy Finance
               company guaranty 8 1/2s,  2008
               (Canada)                                               1,911,875
     2,000,000 Calpine Corp. bank term loan FRN
               6.866s, 2007 (acquired 7/11/03, cost
               $2,000,000) (RES)                                      1,883,888
       115,000 Calpine Corp. sr. notes 8 3/4s, 2007                      85,675
     1,945,000 Calpine Corp. sr. notes 8 1/2s, 2011                   1,371,225
     6,105,000 Calpine Corp. sr. notes 7 7/8s, 2008                   4,304,025
     2,035,000 Calpine Corp. sr. notes 7 5/8s, 2006                   1,607,650
    15,464,000 Calpine Corp. 144A sec. notes
               8 1/2s, 2010                                          14,226,880
     1,790,000 CenterPoint Energy Resources Corp.
               debs. 6 1/2s, 2008                                     1,903,903
     1,590,000 CenterPoint Energy Resources Corp.
               144A notes 7 7/8s, 2013                                1,786,257
     1,015,000 CMS Energy Corp. pass-through
               certificates 7s, 2005                                  1,007,388
     3,580,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                   3,705,300
     1,450,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                   1,475,375
     1,225,000 CMS Energy Corp. 144A sr. notes
               7 3/4s, 2010                                           1,215,813
     2,005,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                           1,679,188
    10,320,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                   10,887,600
       260,000 Dynegy-Roseton Danskamme company
               guaranty Ser. A, 7.27s, 2010                             243,100
       820,000 Dynegy-Roseton Danskamme company
               guaranty Ser. B, 7.67s, 2016                             684,700
     1,605,000 Edison Mission Energy sr. notes 10s,
               2008                                                   1,412,400
     2,715,000 Edison Mission Energy sr. notes
               9 7/8s, 2011                                           2,321,325
     2,145,000 Edison Mission Energy sr. notes
               7.73s, 2009                                            1,748,175
       990,000 El Paso CGP Co. debs. 6 1/2s, 2008                       796,950
     1,265,000 El Paso CGP Co. notes 6 3/8s, 2009                       999,350
     4,515,000 El Paso Corp. sr. notes 7 3/8s, 2012                   3,691,013
     1,815,000 El Paso Corp. sr. notes Ser. MTN,
               7 3/4s, 2032                                           1,343,100
     2,435,000 El Paso Natural Gas Co. 144A sr.
               notes 7 5/8s, 2010                                     2,349,775
     5,960,000 El Paso Production Holding Co. 144A
               sr. notes 7 3/4s, 2013                                 5,662,000
       365,000 Gemstone Investor, Ltd. 144A company
               guaranty 7.71s, 2004                                     360,438
     1,470,000 Kansas Gas & Electric debs. 8.29s,
               2016                                                   1,525,125
     1,915,364 Midland Funding II Corp. debs.
               Ser. A, 11 3/4s, 2005                                  2,082,958
     2,600,000 Midwest Generation LLC pass-through
               certificates Ser. A, 8.3s, 2009                        2,470,000
     2,585,000 Mirant Americas Generation, Inc. sr.
               notes 8.3s, 2011 (In default) (NON)                    2,029,225
     8,120,000 Mirant Americas Generation, Inc. sr.
               notes 7 5/8s, 2006 (In default)
               (NON)                                                  6,435,100
     1,760,000 Mirant Americas Generation, Inc. sr.
               notes 7.2s, 2008 (In default) (NON)                    1,394,800
     1,890,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                    1,247,400
     3,825,000 Nevada Power Co. 144A 2nd mtge. 9s,
               2013                                                   3,949,313
           251 Northeast Utilities notes Ser. A,
               8.58s, 2006                                                  285
     2,140,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                  2,321,900
       990,000 Orion Power Holdings, Inc. sr. notes
               12s, 2010                                              1,118,700
     1,910,000 Pacific Gas & Electric Co. 144A sr.
               notes 7 3/8s, 2005 (In default)
               (NON)                                                  1,957,750
     5,720,000 PG&E Corp. 144A sec. notes 6 7/8s,
               2008                                                   6,006,000
     1,000,000 PG&E Gas Transmission Northwest sr.
               notes 7.1s, 2005                                       1,027,500
     3,895,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                           3,875,525
     3,115,000 SEMCO Energy, Inc. 144A sr. notes
               7 3/4s, 2013                                           3,134,469
     3,610,000 Sierra Pacific Resources notes
               8 3/4s, 2005                                           3,366,325
     1,500,000 Southern California Edison Co. bank
               term loan FRN 4.1875s,
               2005 (acquired 2/28/02, cost
               $1,497,750) (RES)                                      1,506,797
       490,000 Southern California Edison Co. notes
               6 3/8s, 2006                                             514,500
     5,080,000 Southern California Edison Co. 144A
               1st mtge. 8s, 2007                                     5,676,900
     2,000,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                   2,227,500
     1,010,000 Teco Energy, Inc. notes 7.2s, 2011                       994,850
     2,600,000 Teco Energy, Inc. notes 7s, 2012                       2,505,750
     2,410,000 Teco Energy, Inc. sr. notes 7 1/2s,
               2010                                                   2,443,138
EUR  3,125,000 Veolia Environnement sr. unsub.
               Ser. EMTN, 5 3/8s, 2018 (France)                       3,584,589
    $4,140,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                           4,626,450
     4,965,000 Williams Cos., Inc. (The) FRN
               Ser. A, 6 3/4s, 2006                                   4,989,825
       685,000 Williams Cos., Inc. (The) notes
               9 1/4s, 2004                                             698,700
       990,000 Williams Cos., Inc. (The) notes
               8 3/4s, 2032                                             977,625
     3,475,000 Williams Cos., Inc. (The) notes
               6 1/2s, 2006                                           3,483,688
     4,605,000 Williams Cos., Inc. (The) sr. notes
               8 5/8s, 2010                                           4,881,300
     2,425,000 Williams Holdings Of Delaware notes
               6 1/2s, 2008                                           2,352,250
       850,000 Williams Products bank term loan FRN
               4.9s, 2007  (acquired 6/4/03, cost
               $850,000) (RES)                                          856,906
     6,037,549 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON)                                                  4,226,284
                                                                 --------------
                                                                    182,516,197
                                                                 --------------
               Total Corporate bonds and notes
               (cost $2,603,638,434)                             $2,635,907,120

Foreign government bonds and notes (15.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
USD  14,310,000 Argentina (Government of) FRB
                Ser. L-GL, 2.313s, 2023                              $6,940,350
USD  13,650,000 Brazil (Federal Republic of) bonds
                10 1/8s, 2027                                        12,216,750
USD   7,925,000 Brazil (Federal Republic of) bonds
                2.188s, 2012                                          6,340,000
USD  11,495,000 Brazil (Federal Republic of) unsub.
                10s, 2011                                            11,236,363
USD   6,475,000 Bulgaria (Republic of) bonds 1.938s,
                2024                                                  6,280,750
USD   1,810,000 Bulgaria (Republic of) bonds
                Ser. REGS, 8 1/4s, 2015                               2,058,875
USD  17,918,000 Bulgaria (Republic of) 144A bonds
                8 1/4s, 2015                                         20,381,725
CAD  58,040,000 Canada (Government of) bonds 6s,
                2011                                                 47,550,636
CAD   9,650,000 Canada (Government of) bonds 5 1/2s,
                2010                                                  7,691,386
CAD   8,915,000 Canada (Government of) bonds
                Ser. WB60, 7 1/4s, 2007                               7,463,752
CAD   1,550,000 Canada (Government of) bonds
                Ser. WL43, 5 3/4s, 2029                               1,245,515
USD   6,345,000 Chile (Republic of) bonds 5 1/2s,
                2013                                                  6,598,800
USD   2,504,654 Colombia (Republic of) bank guaranty
                9 3/4s, 2011                                          2,786,428
USD  13,445,000 Colombia (Republic of) bonds
                10 3/8s, 2033                                        14,050,025
USD   2,010,000 Colombia (Republic of) bonds
                Ser. NOV, 9 3/4s, 2009                                2,226,075
USD  21,935,000 Colombia (Republic of) notes
                10 3/4s, 2013                                        24,567,200
USD   4,000,000 Colombia (Republic of) unsub.
                9 3/4s, 2009                                          4,400,000
EUR   5,925,000 Colombia (Republic of) unsub. bonds
                Ser. 15A, 11 3/8s, 2008                               7,864,264
USD   6,610,000 Dominican (Republic of) 144A notes
                9.04s, 2013                                           5,982,050
USD  26,565,000 Ecuador (Republic of) bonds
                stepped-coupon Ser. REGS, 7s  (8s,
                8/15/04), 2030 (STP)                                 16,642,973
USD   4,000,000 El Salvador (Republic of) 144A bonds
                8 1/4s, 2032                                          3,840,000
USD   7,785,000 El Salvador (Republic of) 144A bonds
                7 3/4s, 2023                                          8,174,250
EUR  17,480,000 France (Government of) bonds 5 3/4s,
                2032                                                 23,262,295
EUR  22,675,000 France (Government of) bonds 5 1/2s,
                2010                                                 29,423,360
EUR   6,430,000 France (Government of) deb. 4s, 2009                  7,714,786
EUR  29,920,000 Germany (Federal Republic of) bonds
                Ser. 97, 6s, 2007                                    38,284,606
EUR   8,050,000 Hellenic Greece (Republic of) bonds
                3 1/2s, 2008                                          9,489,773
USD   1,300,000 Indonesia (Republic of) FRN 2.005s,
                2006                                                  1,118,000
USD   3,250,000 Indonesia (Republic of) FRN 2.005s,
                2005                                                  2,957,500
EUR   9,420,000 Italy (Government of) treasury bonds
                4 3/4s, 2006                                         11,556,672
EUR  27,821,661 Italy Buoni Poliennali Del Tesoro
                bonds Ser. CPI, 1.65s, 2008 (Italy)                  32,739,362
NZD  61,260,000 New Zealand (Government of) bonds
                6 1/2s, 2013                                         38,091,223
NZD  37,873,000 New Zealand (Government of) bonds
                Ser. 709, 7s, 2009                                   23,931,464
EUR   2,650,000 Philippines (Republic of) 144A bonds
                9 1/8s, 2010                                          3,265,891
USD  41,220,000 Russia (Federation of) unsub.
                stepped-coupon 5s  (7 1/2s,
                3/31/07), 2030 (STP)                                 39,014,730
USD  28,931,875 Russia (Federation of) 144A unsub.
                stepped-coupon 5s  (7 1/2s,
                3/31/07), 2030 (STP)                                 27,384,020
EUR   2,340,000 South Africa (Republic of) bonds
                5 1/4s, 2013                                          2,656,350
USD  19,750,000 South Africa (Republic of) notes
                7 3/8s, 2012                                         22,396,500
SEK 215,045,000 Sweden (Government of) bonds 6 3/4s,
                2014                                                 32,931,738
SEK 226,060,000 Sweden (Government of) bonds Ser.
                3101, 4s, 2008                                       35,859,346
USD  16,295,000 Turkey (Republic of) notes 9 7/8s,
                2008                                                 17,582,305
USD   5,730,000 Ukraine (Government of) bonds 7.65s,
                2013                                                  5,695,620
EUR   2,688,494 Ukraine (Government of) sr. notes
                Ser. REGS, 11s, 2007                                  2,989,605
EUR   1,731,351 Ukraine (Government of) sr. notes
                Ser. REGS, 10s, 2007                                  2,181,109
GBP   4,530,000 United Kingdom treasury bonds
                8 3/4s, 2017                                         10,660,138
GBP  53,115,000 United Kingdom treasury bonds
                7 1/2s, 2006                                         96,887,465
GBP   7,230,000 United Kingdom treasury bonds 5s,
                2012                                                 12,419,580
GBP  18,445,000 United Kingdom treasury bonds 5s,
                2004                                                 30,933,784
USD  10,295,000 United Mexican States bonds
                Ser. MTN, 8.3s, 2031                                 11,684,825
USD  12,905,000 United Mexican States notes 8 1/8s,
                2019                                                 14,537,483
USD   6,880,000 United Mexican States notes 7 1/2s,
                2012                                                  7,784,720
USD   4,845,000 United Mexican States notes 4 5/8s,
                2008                                                  4,941,900
USD  13,215,000 Venezuela (Republic of) bonds
                9 1/4s, 2027                                         10,228,410
USD  18,963,780 Venezuela (Republic of) FRB 1 7/8s,
                2007                                                 17,139,464
USD   3,550,000 Venezuela (Republic of) 144A notes
                10 3/4s, 2013                                         3,274,875
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $779,942,025)                           $857,557,066

U.S. government and agency obligations (15.8%) (a)
Principal amount                                                          Value

U.S. Government and Agency Mortgage Obligations (7.2%)
-------------------------------------------------------------------------------
               Federal National Mortgage
               Association
               Pass-Through Certificates
        $6,007 8s, April 1, 2027                                         $6,511
   253,956,707 6 1/2s, with due dates from
               September 1, 2018 to July 1, 2033                    264,737,853
       508,893 6 1/2s, May 1, 2018                                      531,087
    29,149,000 5s, TBA, October 1, 2033                              29,149,000
       116,000 5s, TBA, October 1, 2018                                 118,828
       347,922 4 1/2s, TBA, October 1, 2018                             350,966
               Government National Mortgage
               Association Pass-Through
               Certificates
    18,998,140 5s, with due dates from February 15,
               2033 to September 15, 2033                            19,051,178
    85,192,000 5s, TBA, October 1, 2033                              85,351,735
                                                                 --------------
                                                                    399,297,158

U.S. Government and Agency Obligations (2.2%)
-------------------------------------------------------------------------------
   100,000,000 Fannie Mae notes 7 1/4s, 2010                        120,175,900

U.S. Treasury Obligations (6.4%)
-------------------------------------------------------------------------------
               U.S. Treasury Bonds
   $37,950,000 7 1/2s, November 15, 2016                            $49,539,588
    79,461,000 6 1/4s, May 15, 2030                                  94,288,582
    77,090,000 6 1/4s, August 15, 2023                               90,119,983
               U.S. Treasury Notes
        49,000 4 3/8s, May 15, 2007                                      52,602
    22,000,000 3 5/8s, May 15, 2013                                  21,593,506
    62,550,000 1 5/8s, March 31, 2005                                62,933,619
    98,235,000 U.S. Treasury Strip zero %, November
               15, 2024                                              31,811,637
                                                                 --------------
                                                                    350,339,517
                                                                 --------------
               Total U.S. government and agency
               obligations (cost $845,852,393)                     $869,812,575

Asset-backed securities (7.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $3,200,579 ABSC Nims Trust 144A Ser. 03-HE5,
               Class A, 7s, 2033                                     $3,128,566
               Ameriquest Mortgage Securities, Inc.
       802,000 FRB Ser. 03-10, 4.869s, 2012                             658,995
       613,000 FRB Ser. 03-8, Class MV6, 4.86s,
               2033                                                     514,835
     1,989,000 FRN Ser. 02-C, Class M2, 3.47s, 2032                   1,677,364
     1,175,000 FRN Ser. 03-AR3, Class M5, 4.87s,
               2033                                                   1,113,955
     2,944,000 FRN Ser. 2003-1, Class M4, 4.2s,
               2033                                                   2,460,512
       317,500 FRN Ser. 2003-2, Class M4, 4.2s,
               2033                                                     264,850
               Amortizing Residential Collateral
               Trust
   114,951,924 Ser. 02-BC1, Class A, Interest Only
               (IO), 6s, 2005                                         4,439,154
     2,701,000 FRN Ser. 02-BC5, Class B, 3.37s,
               2032                                                   2,306,401
     2,726,000 FRN Ser. 02-BC7, Class B3, 3.12s,
               2032                                                   2,355,967
     3,489,245 AQ Finance NIM Trust Ser. 03-N1,
               Class Note, 9.37s, 2033                                3,489,163
               AQ Finance NIM Trust 144A
     6,820,962 Ser. 03-N2, Class Note, 9.3s, 2033                     6,820,962
     1,592,000 Ser. 03-N9A, Class NOTE, 7.385s,
               2033                                                   1,592,000
       660,017 Arc Net Interest Margin Trust Ser.
               02-5A, Class A, 7 3/4s, 2032                             655,771
               Arc Net Interest Margin Trust 144A
     1,026,817 Ser. 02-1A, Class A, 7 3/4s, 2032                      1,026,642
     2,122,583 Ser. 02-8A, Class A1, 7 3/4s, 2032                     2,105,093
     2,906,000 Arcap Reit, Inc. 144A Ser. 03-1A,
               Class E, 6.33s, 2038                                   2,998,629
     1,334,000 Argent Securities, Inc. FRB Ser.
               03-W1, Class MV6, 4.87s, 2033                          1,053,328
               Asset Backed Funding Certificates
     2,860,000 FRB Ser. 03-OPT1, Class M6, 4.62s,
               2031                                                   2,533,335
     3,021,000 FRB Ser. 03-WF1, Class M3, 4.17s,
               2032                                                   3,021,000
       868,000 FRB Ser. 03-WF1, Class M4, 4.37s,
               2032                                                     794,457
       379,525 Asset Backed Funding Corp. NIM Trust
               Ser. 02-WF1, 9.32s, 2032                                 379,525
     1,077,854 Asset Backed Funding Corp. NIM Trust
               144A Ser. 03-WF1, Class N1, 8.35s,
               2032                                                   1,077,854
               Asset Backed Securities Corp. Home
               Equity Loan Trust
     1,752,800 FRB Ser. 02-HE3, Class M4, 4.12s,
               2032                                                   1,511,711
     1,072,000 FRB Ser. 03-HE5, Class M5, 5.37s,
               2033                                                     925,037
     2,792,000 FRB Ser. 03-HE6, Class M6, 5.12s,
               2033                                                   2,440,208
     2,068,900 FRN Ser. 03-HE1, Class M4, 5.62s,
               2033                                                   1,805,587
       137,000 FRN Ser. 03-HE3, Class M5, 5.12s,
               2033                                                     117,043
     5,569,000 FRN Ser. 2003-HE2, Class M4, 4.97s,
               2033                                                   5,362,618
     2,534,641 Aviation Capital Group Trust 144A
               FRB Ser. 03-2A, Class G1,  1.82s,
               2033                                                   2,534,641
               Bayview Financial Acquisition Trust
     6,550,000 Ser. 02-CA, Class A, IO, 5.7s, 2004                      247,672
     4,469,054 FRN Ser. 01-DA, Class M3, 2.52s,
               2031                                                   4,424,364
   241,552,066 Ser. 03-X, Class A, IO, 1.36s, 2006                    3,547,796
               CDC Mortgage Capital Trust
     1,909,000 FRB Ser. 03-HE3, 4.87s, 2033                           1,582,755
     2,709,994 FRN Ser. 02-HE3, Class B2, 5.12s,
               2033                                                   2,355,679
     2,803,997 FRN Ser. 03-HE1, Class B2, 4.87s,
               2033                                                   2,386,560
     4,999,950 FRN Ser. 03-HE2, Class B3, 4.87s,
               2033                                                   4,260,540
       734,971 Chase Funding Net Interest Margin
               Ser. 02-2, 8 1/2s, 2035                                  732,766
               Chase Funding Net Interest Margin
               144A
       796,287 Ser. 02-3, Class Note, 8 1/2s, 2035                      796,207
     1,532,852 Ser. 02-4A, Class Note, 8 1/2s, 2035                   1,534,845
     1,242,133 Ser. 03-1A, Class Note, 8 3/4s, 2004                   1,245,859
     5,145,459 Ser. 03-4A, Class NOTE, 6 3/4s, 2036                   5,139,799
     4,053,000 Ser. 03-5A, Class NOTE, 5 3/4s, 2034                   4,046,921
     3,011,198 Ser. 2003-2A, Class NOTE, 8 3/4s,
               2035                                                   2,995,238
               Conseco Finance Securitizations Corp.
     1,679,000 Ser. 00-2, Class A4, 8.48s, 2021                       1,748,116
    27,135,000 Ser. 00-4, Class A6, 8.31s, 2032                      24,048,924
     5,585,000 Ser. 00-6, Class M2, 8.2s, 2032                        2,792,500
       370,000 Ser. 01-04, Class A4, 7.36s, 2019                        351,465
       199,000 Ser. 01-1, Class A5, 6.99s, 2032                         186,759
       104,000 Ser. 01-3, Class A3, 5.79s, 2024                         102,645
     3,832,000 Ser. 01-3, Class A4, 6.91s, 2033                       3,531,118
     6,182,000 Ser. 01-4, Class B1, 9.4s, 2010                        2,163,700
    18,022,466 Ser. 02-1, Class A, 6.681s, 2032                      17,959,842
     1,900,000 Ser. 2001-3, Class M2, 7.44s, 2033                       627,000
     4,668,000 Consumer Credit Reference IDX
               Securities FRB Ser. 02-1A, Class
               A, 3.14s, 2007                                         4,652,316
     2,585,000 CS First Boston Mortgage Securities
               Corp. FRN Ser. 03-3, Class
               B3, 5.62s, 2033                                        2,274,570
     1,865,000 Dryden Leveraged Loan CDO 144A FRN
               Ser. 03-4A, Class D, 1s, 2015                          1,865,000
               First Franklin Mortgage Loan Asset
               Backed Certificates
     1,256,000 Ser. 03-FF3, 4.12s, 2033                               1,176,588
     1,560,000 FRB Ser. 03-FF4, Class M6, 4.92s,
               2033                                                   1,419,356
     3,653,423 First Plus 144A Ser. 98-A, Class A,
               8 1/2s, 2023                                           2,630,464
     1,229,000 Fort Point 144A FRB Class A2, 2.21s,
               2038                                                   1,229,000
               Granite Mortgages PLC
EUR 10,080,000 Ser. 03-2, Class 2C1, 5.2s, 2010
               (United Kingdom)                                      11,595,310
GBP  7,560,000 FRN Ser. 03-2, Class 3C, 4.956s,
               2043 (United Kingdom)                                 12,559,428
               Green Tree Financial Corp.
      $400,375 Ser. 1999-5, Class A3, 6.97s, 2030                       405,235
     2,930,914 Ser. 95-F, Class B2, 7.1s, 2021                        2,714,759
     1,222,835 Ser. 99-3, 6.16s, 2031                                 1,241,692
     9,116,000 Ser. 99-5, Class A5, 7.86s, 2030                       8,144,071
     2,215,589 Green Tree Home Improvement Loan
               Trust Ser. 95-D, Class B2,  7.45s,
               2025                                                   2,091,654
               Greenpoint Manufactured Housing
    12,385,726 Ser. 00-3, Class IA, 8.45s, 2031                      10,770,689
       150,000 Ser. 99-5, Class A4, 7.59s, 2028                         152,418
               GSAMP Trust
       866,461 Ser. 02-HE2N, Class Note, 8 1/4s,
               2032                                                     867,077
     1,489,000 FRB Ser. 03-FM1, Class B3, 5.62s,
               2033                                                   1,328,933
     3,083,236 GSAMP Trust 144A Ser. 03-HE1N, Class
               NOTE, 7 1/4s, 2033                                     3,081,309
       476,208 Headlands Mortgage Securities, Inc.
               Ser. 98-1, Class X2, IO,  6 1/2s,
               2028                                                      14,286
               Home Equity Asset Trust
       740,691 Ser. 02-1N, Class A, 8s, 2032                            731,432
     2,855,000 FRB Ser. 03-5, Class B3, 5.62s, 2033                   2,536,859
               Home Equity Asset Trust 144A
     4,836,104 Ser. 02-5N, Class A, 8s, 2033                          4,739,382
       126,539 Ser. 03-3N, Class A, 8s, 2033                            124,008
     2,089,000 Ser. 03-4N, Class A, 8s, 2033                          1,992,164
     7,500,000 LNR CDO, Ltd. Ser. 02-1A, Class FFL,
               3.87s, 2037                                            6,934,500
    11,120,000 LNR CDO, Ltd. 144A FRB Ser. 03-1A,
               Class EFL, 4.12s, 2036 (Cayman
               Islands)                                              11,120,000
     4,166,155 Long Beach Asset Holdings Corp. 144A
               Ser. 2003-2, Class N1,  7.627s, 2033                   4,166,155
     2,406,327 Long Beach Asset Holdings Corp. NIM
               Trust 144A Ser. 03-4, Class
               N1, 6.535s, 2033                                       2,405,576
     2,958,000 Long Beach Mortgage Loan Trust FRN
               Ser. 03-3, Class M4, 4.62s, 2033                       2,425,560
     6,257,565 Madison Avenue Manufactured Housing
               Contract FRN Ser. 02-A,  Class B1,
               4.37s, 2032                                            4,067,417
               Mastr Asset Backed Securities Trust
     1,002,000 FRB Ser. 03-NC1, 5.12s, 2033                             826,650
     1,431,000 FRB Ser. 03-OPT1, Class MV5, 4.62s,
               2032                                                   1,255,310
     3,713,000 FRN Ser. 03-OPT2, Class M5, 4.87s,
               2033                                                   3,280,639
               Merrill Lynch Mortgage Investors, Inc.
     2,662,000 Ser. 03-WM3N, Class N1, 8s, 2005                       2,636,985
     4,772,000 FRB Ser. 03-WMC1, Class B2, 4.12s,
               2033                                                   4,515,505
     2,247,000 FRB Ser. 03-WMC3, Class B3, 4.12s,
               2034                                                   1,893,098
               Mid-State Trust
     3,191,539 Ser. 10, Class B, 7.54s, 2036                          2,871,901
     3,877,434 Ser. 11, Class B, 8.221s, 2038                         3,722,943
               Morgan Stanley Capital I
     2,428,000 FRB Ser. 02-NC6, Class B2, 4.87s,
               2032                                                   2,108,570
     3,065,000 FRB Ser. 03-NC10, Class B3, 4.869s,
               2013                                                   2,554,009
     3,504,000 FRB Ser. 03-NC8, Class B3, 4.87s,
               2033                                                   2,891,038
     2,885,000 FRN Ser. 03-NC6, Class B3, 4.87s,
               2033                                                   2,401,548
               Morgan Stanley Dean Witter Capital I
     4,410,000 FRN Ser. 01-NC3, Class B1, 3.57s,
               2031                                                   4,014,719
       286,000 FRN Ser. 01-NC4, Class B1, 3.62s,
               2032                                                     259,648
     3,900,000 FRN Ser. 02-AM2, Class B1, 3.37s,
               2032                                                   3,514,612
     2,828,000 FRN Ser. 02-HE1, Class B1, 2.92s,
               2032                                                   2,649,326
     2,380,000 FRN Ser. 03-NC2, Class B2, 4.87s,
               2033                                                   2,055,801
       468,532 Morgan Stanley Dean Witter Capital I
               144A Ser. 01-NC4N, Class
               Note, 8 1/2s, 2032                                       469,020
     2,000,000 N-Star Real Estate CDO, Ltd. 144A
               FRB Ser. 1X, Class C1A, 4.1s,
               2038 (Cayman Islands)                                  1,995,000
     2,816,000 New Century Home Equity Loan Trust
               FRN Ser. 03-2, Class M4,  4.72s,
               2033                                                   2,400,640
       526,804 NovaStar Caps Trust Ser. 02-C1,
               Class A, 7.15s, 2031                                     526,804
     1,270,869 Oakwood Mortgage Investors, Inc.
               Ser. 01-C, Class A1, 5.16s, 2012                       1,016,785
     2,625,000 Option One Mortgage Loan Trust FRN
               Ser. 03-3, Class M6, 4.62s, 2033                       2,328,662
     1,009,756 Option One Mortgage Securities Corp.
               Ser. 02-2A, Class CFTS,  8.83s, 2032                   1,009,756
               Option One Mortgage Securities Corp.
               144A
       830,324 Ser. 02-1, Class CTFS, 6 3/4s, 2032                      826,817
       895,982 Ser. 03-5, 6.9s, 2033                                    895,982
     1,625,857 Option One Mortgage Securities Corp.
               NIM Trust 144A Ser. 2003-2B, Class
               N1, 7.63s, 2033 (Cayman Islands)                       1,625,349
     6,282,895 Pass-Through Amortizing Credit Card
               Trust Ser. 02-1A, Class A4FL, 6.62s,
               2012                                                   6,260,968
    30,448,199 Residential Asset Mortgage Products,
               Inc. Ser. 03-RZ1, Class A,
               IO, 5 3/4s, 2005                                       2,079,041
     2,550,291 Rural Housing Trust Ser. 87-1, Class
               D, 6.33s, 2026                                         2,685,377
               SAIL Net Interest Margin Notes 144A
     2,214,131 Ser. 03-6A, Class A, 7s, 2033                          2,197,668
     3,229,443 Ser. 03-7A, Class A, 7s, 2033                          3,205,483
     1,044,000 Ser. 03-8A, Class A, 7s, 2033                          1,005,298
     3,584,001 Ser. 03-FF3A, Class A, 6 3/4s, 2033                    3,570,085
       949,193 Sasco Arc Net Interest Margin Notes
               Ser. 02-BC10, Class A, 7 3/4s, 2033                      940,565
               Sasco Arc Net Interest Margin Notes
               144A
     3,033,656 Ser. 03-3, Class A, 7 3/4s, 2033                       3,018,428
     1,134,962 Ser. 03-4, Class A, 7 1/2s, 2033
               (Cayman Islands)                                       1,133,770
     5,812,663 Ser. 03-5, Class A, 7.35s, 2033
               (Cayman Islands)                                       5,810,967
     4,989,810 Ser. 03-AM1, Class A, 7 3/4s, 2033                     4,965,485
     4,973,322 Ser. 03-BC2A, Class A, 7 3/4s, 2033                    4,958,869
     1,905,308 Ser. 03-BC1, Class B, zero %, 2033                     1,364,379
     1,997,000 Saxon Asset Securities Trust FRB
               Ser. 03-3, Class M6, 5.12s, 2033                       1,721,476
     2,662,000 Saxon Net Interest Margin Trust 144A
               Ser. 03-A, Class A, 6 3/4s, 2033                       2,662,000
     2,070,000 SCF III Class A2, 2.31s, 2038                          2,070,000
     1,086,472 SHARP 144A Ser. 03-TC1N, 7 3/4s,
               2033                                                   1,086,472
               Structured Asset Investment Loan
               Trust
     6,610,000 Ser. 03-BC1, Class M3, 4.12s, 2033                     6,551,130
     5,662,178 Ser. 03-BC1A, Class A, 7 3/4s, 2033                    5,634,659
       965,000 Ser. 03-BC2, Class B, 7s, 2033                           916,614
    69,564,408 Ser. 03-BC2, Class A, IO, 6s, 2005                     4,483,474
     2,576,000 FRN Ser. 2003-BC3, Class B, 4.62s,
               2033                                                   2,303,105
               Structured Asset Securities Corp.
     1,011,448 Ser. 98-RF3, Class A, IO, 6.1s, 2028                     171,521
       629,000 FRB Ser. 02-BC10, Class M3, 4.37s,
               2033                                                     629,000
       852,000 FRN Ser. 03-AM1, Class B1, 4.62s,
               2033                                                     759,478
     3,346,000 FRN Ser. 02-HF2, Class M3, 3.12s,
               2032                                                   2,845,930
     2,403,000 TIAA Commercial Real Estate
               Securitization Ser. 02-1A, Class
               IV, 6.84s, 2037                                        2,025,938
     6,973,000 Walt 144A Ser. 03-1, Class D, 6s,
               2010                                                   7,002,417
    21,443,000 Washington Mutual Ser. 03-S1, Class
               A11, IO, 5 1/2s, 2033                                  2,010,281
                                                                 --------------
               Total Asset-backed securities
               (cost $421,695,559)                                 $404,048,476

Collateralized mortgage obligations (5.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $145,112,567 Commercial Mortgage Acceptance Corp.
               Ser. 97-ML1, IO, 0.94s, 2017                          $4,432,735
               Criimi Mae Commercial Mortgage Trust
    10,000,000 Ser. 98-C1, Class C, 7s, 2012                         10,102,739
     3,310,500 Ser. 98-C1, Class A2, 7s, 2011                         3,729,485
    14,703,000 Criimi Mae Commercial Mortgage Trust
               144A Ser. 98-C1, Class B,  7s, 2011                   15,392,153
   270,446,092 Deutsche Mortgage & Asset Receiving
               Corp. Ser. 98-C1, Class X,
               IO, 1.19s, 2023                                        9,470,159
               Fannie Mae
     1,379,081 Ser. 98-51, Class SG, IO, 25.28s,
               2022                                                     556,210
     8,852,423 Ser. 02-36, Class SJ, 17.325s, 2029                    9,882,530
     5,095,497 Ser. 96-40, Class SD, IO, 11.52s,
               2022                                                     305,730
       899,058 Ser. 93-80, Class S, FRN, 9.503s,
               2023                                                     931,600
        10,067 Ser. 92-15, Class L, IO, 8s, 2022                        134,478
     4,772,296 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                    5,257,371
        98,426 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                      108,431
     4,833,146 Ser. 01-T10, Class A2, 7 1/2s, 2041                    5,324,418
       159,363 Ser. 01-T8, Class A1, 7 1/2s, 2041                       175,561
    18,653,696 Ser. 01-T7, Class A1, 7 1/2s, 2041                    20,549,777
     2,747,401 Ser. 01-T3, Class A1, 7 1/2s, 2040                     3,026,658
     8,255,702 Ser. 01-T1, Class A1, 7 1/2s, 2040                     9,094,864
     3,300,179 Ser. 99-T2, Class A1, 7 1/2s, 2039                     3,635,630
     1,775,301 Ser. 00-T6, Class A1, 7 1/2s, 2030                     1,955,754
    18,638,830 Ser. 01-T4, Class A1, 7 1/2s, 2028                    20,533,400
        26,234 Ser. 02-W3, Class A5, 7 1/2s, 2028                        28,901
       386,220 Ser. 02-21, Class PS, IO, 7.08s,
               2025                                                       2,535
    27,916,289 Ser. 02-9, Class MS, IO, 6.98s, 2032                   2,407,780
    19,180,341 Ser. 02-36, Class QH, IO, 6.93s,
               2029                                                   1,231,103
     4,184,656 Ser. 02-29, Class SL, IO, 6.93s,
               2029                                                     118,759
    12,740,009 Ser. 02-63, Class SN, IO, 6.88s,
               2032                                                   1,114,751
    11,907,946 Ser. 02-52, Class SL, IO, 6.88s,
               2032                                                     906,585
    20,570,390 Ser. 02-92, Class SA, IO, 6.83s,
               2033                                                   2,507,016
    12,199,996 Ser. 03-7, Class SM, IO, 6.63s, 2023                     390,781
    35,296,615 Ser. 03-49, Class TS, IO, 6.58s,
               2018                                                   4,781,588
    13,685,721 Ser. 03-14, Class KS, IO, 6.48s,
               2017                                                   1,259,514
     7,084,171 Ser. 03-23, Class SC, IO, 6.43s,
               2033                                                     385,202
    24,824,900 Ser. 03-41, Class SP, IO, 6.08s,
               2015                                                   2,179,937
    17,794,243 Ser. 332, Class 2, IO, 6s, 2033                        3,325,388
     8,735,620 Ser. 03-22, IO, 6s, 2033                               1,517,814
    12,160,738 Ser. 03-58, IO, 6s, 2033                               2,090,127
    15,107,263 Ser. 03-26, Class IG, IO, 6s, 2033                     2,535,188
    13,156,673 Ser. 318, Class 2, IO, 6s, 2032                        2,055,730
    10,090,575 Ser. 322, Class 2, IO, 6s, 2032                        1,576,652
     4,157,991 Ser. 01-74, Class MI, IO, 6s, 2015                       276,541
       226,280 Ser. 02-27, Class IA, IO, 6s, 2013                         1,450
    72,038,888 Ser. 2003-34, IO, 5.98s, 2032                          7,530,315
    75,658,518 Ser. 2003-34, Class ES, IO, 5.88s,
               2033                                                   7,908,680
    30,263,153 Ser. 2003-34, Class SG, IO, 5.88s,
               2033                                                   3,220,189
    37,211,037 Ser. 329, Class 2, IO, 5 1/2s, 2033                    7,791,247
    20,433,748 Ser. 03-45, Class PI, IO, 5 1/2s,
               2029                                                   2,337,110
    25,175,788 Ser. 03-37, Class IC, IO, 5 1/2s,
               2027                                                   2,643,544
    43,711,990 Ser. 03-63, Class SE, IO, 5.48s,
               2031                                                   5,211,289
               Fannie Mae
    13,981,424 Ser. 337, Class 2, IO, 5s, 2033                        3,346,803
    43,988,003 Ser. 03-23, Class AI, IO, 5s, 2017                     4,646,233
    14,084,000 Ser. 03-24, Class IC, IO, 5s, 2015                     2,218,780
    66,672,823 Ser. 00-T6, IO, 0.74s, 2030                            1,448,050
    93,011,498 Ser. 02-W8, IO, 0.351s, 2042                             988,247
   130,742,165 Ser. 03-W10, Class 3A, IO, 2.247s,
               2043                                                   5,536,114
   106,307,277 Ser. 03-W10, Class 1A, IO, 2.227s,
               2043                                                   4,551,280
     3,753,293 Ser. 03-W10, Class 3, IO, 2.142s,
               2043                                                     248,656
     2,013,180 Ser. 02-97, Principal Only (PO),
               zero %, 2033                                           1,888,614
     1,699,949 Ser. 99-51, Class N, PO, zero %,
               2029                                                   1,504,720
       631,599 Ser. 96-5, Class PB, PO, zero %,
               2024                                                     625,284
       122,631 Federal Home Loan Mortgage Corp.
               Structured Pass-Through
               Securities Ser. T-58, Class 4A,
               7 1/2s, 2043                                             134,837
    89,955,460 FFCA Secured Lending Corp. Ser.
               00-1, Class X, IO, 1.66s, 2020                         6,634,488
               Freddie Mac
     9,420,446 Ser. 2412, Class GS, FRN, 18.018s,
               2032                                                  11,021,922
     2,891,991 Ser. 2478, Class SY, IO, 7.03s, 2021                     131,947
     4,936,259 Ser. 2448, Class SE, IO, 6.98s, 2029                     166,599
    19,026,200 Ser. 2448, Class SM, IO, 6.88s, 2032                   2,949,061
    23,134,163 Ser. 2579, Class GS, IO, 6.53s, 2017                   2,005,587
    40,102,231 Ser. 216, IO, 6s, 2032                                 6,002,823
        20,540 Ser. 212, IO, 6s, 2031                                     2,805
     5,908,857 Ser. 2507, Class TI, IO, 6s, 2026                        164,325
    10,684,436 Ser. 2515, Class IG, IO, 5 1/2s,
               2032                                                   3,226,898
     5,463,961 Ser. 2590, Class IH, IO, 5 1/2s,
               2028                                                   1,437,705
     2,057,400 Ser. 2553, Class IJ, IO, 5 1/2s,
               2020                                                     136,303
     2,536,508 Ser. 215, Class PO, PO, zero %, 2031                   2,316,943
     4,471,115 Ser. 2235, PO, zero %, 2030                            3,965,320
     1,588,149 Ser. 2191, Class MO, PO, zero %,
               2027                                                   1,542,242
            20 Ser. 2078, Class KC, PO, zero %,
               2023                                                          20
     1,435,760 Ser. 1208, Class F, PO, zero %, 2022                   1,299,525
               Government National Mortgage
               Association
     1,082,990 Ser. 97-13, Class PI, IO, 8s, 2027                       157,137
    15,733,145 Ser. 96-16, Class S, IO, 7 3/8s,
               2010                                                   1,691,313
     3,035,639 Ser. 02-36, Class SD, IO, 7.03s,
               2029                                                      61,661
     8,940,089 Ser. 02-51, Class SA, IO, 6.98s,
               2032                                                     313,027
    11,399,930 Ser. 02-29, Class SX, IO, 6.93s,
               2029                                                     327,676
     1,766,316 Ser. 02-40, Class IB, IO, 6 1/2s,
               2028                                                      30,635
    13,017,218 Ser. 01-43, Class SJ, IO, 6.48s,
               2029                                                     666,345
     5,069,282 Ser. 01-43, Class SD, IO, 6.44s,
               2028                                                      64,950
    25,130,527 Ser. 01-19, Class S, IO, 6.38s, 2031                   2,136,095
    37,157,500 Ser. 03-83, Class SI, IO, 5.38s,
               2032                                                   3,361,593
    25,099,514 Ser. 02-47, Class SM, IO, 4.85s,
               2032                                                   1,458,909
    25,675,826 Ser. 02-63, Class ST, IO, 4.51s,
               2024                                                     497,469
       283,326 Ser. 99-31, Class MP, PO, zero %,
               2029                                                     262,907
     1,626,736 Ser. 98-2, Class EA, PO, zero %,
               2028                                                   1,474,708
GBP  9,423,138 Hermione (European Loan Conduit No.
               14) 144A FRB Ser. 14A,  Class A,
               4.102s, 2011 (Ireland)                                15,654,659
   $51,869,079 Merrill Lynch Mortgage Investors,
               Inc. Ser. 96-C2, IO, 2.11s, 2028                       3,714,007
    23,359,685 Merrill Lynch Mortgage Trust 144A
               Ser. 02-MW1, Class XP, IO,  1.62s,
               2034                                                   1,669,838
    38,386,972 Mortgage Capital Funding, Inc. Ser.
               97-MC2, Class X, IO, 1.54s, 2012                       1,495,501
               Starwood Asset Receivables Trust
               144A
     2,720,000 FRB Ser. 03-1A, Class F, 2.22s, 2022                   2,721,632
     3,451,000 FRB Ser. 03-1A, Class E, 2.17s, 2022                   3,453,071
     3,600,000 FRB Ser. 03-1A, Class A2, 1.47s,
               2022                                                   3,602,160
     1,550,000 Trizechahn Office Properties Trust
               144A Ser. 01-TZHA, Class D3, 6.943s,
               2013                                                   1,672,002
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $334,413,132)                     $308,564,825

Brady bonds (0.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $11,355,000 Argentina (Republic of) govt.
               guaranty Ser. L-GP, 6s, 2023 (In
               default) (NON)                                        $5,450,400
     4,446,622 Brazil (Federal Republic of) bonds
               8s, 2014                                               4,085,556
    11,260,000 Brazil (Federal Republic of) govt.
               guaranty FRB Ser. RG, 2.188s, 2012                     9,008,000
    12,408,000 Peru (Republic of) bonds Ser. PDI,
               5s, 2017                                              11,400,470
     2,620,000 Peru (Republic of) coll. FLIRB
               4 1/2s, 2017 (acquired various
               dates from 5/14/02 to 8/23/02, cost
               $1,815,188) (RES)                                      2,285,950
    20,930,000 Peru (Republic of) coll. FLIRB Ser.
               20YR, 4 1/2s, 2017                                    18,261,425
                                                                 --------------
               Total Brady bonds (cost $43,295,202)                 $50,491,801

Preferred stocks (0.9%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        62,869 Chevy Chase Preferred Capital Corp.
               Ser. A, $5.188 pfd.                                   $3,558,385
        14,690 Chevy Chase Savings Bank, Inc. $3.25
               pfd.                                                     409,484
       131,086 CSC Holdings, Inc. Ser. M, $11.125
               cum. pfd.                                             13,747,643
        14,475 Decrane Aircraft Holdings, Inc.
               $16.00 pfd. (PIK)                                        144,753
       223,100 Diva Systems Corp. Ser. C, 6.00%
               cum. pfd.                                                  2,231
        18,000 Diva Systems Corp. 144A Ser. D, zero % pfd.                  180
        68,400 Doane Pet Care Co. $7.125 pfd.                         2,736,000
         6,733 Dobson Communications Corp. 13.00%
               pfd. (PIK)                                             7,069,650
         2,752 Dobson Communications Corp. 12.25%
               pfd. (PIK)                                             2,889,947
         2,460 First Republic Capital Corp. 144A
               10.50% pfd.                                            2,644,500
       172,935 Fitzgeralds Gaming Corp. zero % cum.
               pfd.                                                       1,729
        88,236 iStar Financial, Inc. $1.95 cum.
               pfd.                                                   2,205,900
           309 Leiner Health Products Ser. C, zero % pfd.                     1
       104,366 Lodgian, Inc. Ser. A, $7.06 cum.
               pfd. (PIK)                                             2,609,150
           507 Metrocall Holdings, Inc. Ser. A,
               15.00% cum. pfd.                                           5,577
        21,086 Microcell Telecommunications, Inc.
               zero % pfd. (Canada)                                     250,093
         8,469 North Atlantic Trading Co. 12.00%
               pfd. (PIK)                                               143,973
           193 NTL Europe, Inc. Ser. A, zero % cum.
               pfd.                                                         676
           664 Paxson Communications Corp. 13.25%
               cum. pfd. (PIK)                                        5,843,200
             1 Pegasus Satellite Ser. B, 12.75% cum.
               pfd. (PIK)                                                   500
         6,664 Rural Cellular Corp. 12.25% pfd.
               (PIK)                                                  3,731,840
                                                                 --------------
               Total Preferred stocks
               (cost $60,545,247)                                   $47,995,412

Common stocks (0.8%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        12,487 Alderwoods Group, Inc. (NON)                             $96,774
     5,178,000 AMRESCO Creditor Trust (NON) (R)                         144,984
        11,322 Archibald Candy Corp. (NON)                               32,268
        74,650 Aurora Foods, Inc. (NON)                                   7,838
        23,478 Birch Telecom, Inc. (NON)                                 81,234
         2,730 Comdisco Holding Co., Inc. (NON)                         229,320
       154,787 Conseco, Inc. (NON)                                    2,795,453
    17,648,338 Contifinancial Corp. Liquidating
               Trust Units                                              176,483
        89,153 Covad Communications Group, Inc.
               (NON)                                                    493,016
       500,801 Dobson Communications Corp. (NON)                      4,066,504
       217,887 Fitzgeralds Gaming Corp. (NON)                             2,179
        15,026 Genesis Health Ventures, Inc. (NON)                      364,381
       112,844 Globix Corp. (NON)                                       282,110
        49,916 Jasper Energy 144A (NON)                                   3,120
       322,374 Laidlaw International, Inc. (NON)                      3,175,384
       123,654 Lodgian, Inc. (NON)                                      661,549
       650,000 Loewen Group International, Inc.
               (NON)                                                         65
        11,150 Mariner Health Care, Inc. (NON)                          136,030
         8,712 Mediq, Inc. (NON)                                            871
           842 Metrocall Holdings, Inc. (NON)                           122,090
           175 Microcell Telecommunications, Inc.
               Class A (Canada) (NON)                                     1,948
        20,960 Microcell Telecommunications, Inc.
               Class B (Canada) (NON)                                   248,754
     4,355,000 Morrison Knudsen Corp. (NON)                             468,163
       187,835 Pioneer Cos., Inc. (NON)                                 854,649
        29,448 Polymer Group, Inc. Class A (NON)                        254,431
         1,942 Premium Holdings (LP) 144A (NON)                          41,755
         9,800 PSF Group Holdings, Inc. 144A Class
               A (NON) (AFF)                                         17,149,440
           896 Quorum Broadcast Holdings, Inc.
               Class E (acquired 5/15/01, cost
               $893,697) (RES) (NON)                                    478,894
       633,399 Regal Entertainment Group (acquired
               5/9/02, cost $5,040,546) (RES)                        10,603,099
         1,756 Sterling Chemicals, Inc. (NON)                            26,779
         5,892 Sun Healthcare Group, Inc. (NON)                          42,717
     4,692,345 VFB, LLC (NON)                                           891,545
        10,691 Washington Group International, Inc.
               (NON)                                                    288,122
         1,453 WilTel Communications, Inc. (NON)                         23,219
        10,212 York Research Corp. 144A (NON)                               638
                                                                 --------------
               Total Common stocks
               (cost $118,274,022)                                  $44,245,806

Convertible bonds and notes (0.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $770,000 AES Corp. (The) cv. sub. notes
               4 1/2s, 2005                                            $710,325
     5,575,000 American Tower Corp. cv. notes 5s,
               2010                                                   5,038,406
     1,275,000 Amkor Technologies, Inc. cv. notes
               5 3/4s, 2006                                           1,212,844
     1,515,000 CenterPoint Energy, Inc. 144A cv.
               sr. notes 3 3/4s, 2023                                 1,547,194
    12,820,000 Cybernet Internet Services
               International, Inc. 144A cv. sr.
               disc. notes stepped-coupon zero %
               (13s, 8/15/04) 2009 (Denmark) (In
               default) (NON) (STP)                                      12,820
     1,327,000 DaVita, Inc. cv. sub. notes 7s, 2009                   1,385,056
       110,000 Healthsouth Corp. cv. sub. debs.
               3 1/4s, 2004                                              98,450
     5,000,000 Hexcel Corp. cv. notes 7s, 2011                        3,793,750
     1,750,000 Kulicke & Soffa Industries, Inc. cv.
               sub. notes 4 3/4s, 2006                                1,533,438
       115,000 Millicom International Cellular SA
               144A cv. bonds zero %,
               2006 (Luxembourg) (PIK)                                  230,000
     7,191,000 Nextel Communications, Inc. cv. sr.
               notes 6s, 2011                                         7,793,246
       540,000 Rogers Communications cv. debs. 2s,
               2005 (Canada)                                            483,975
                                                                 --------------
               Total Convertible bonds and notes
               (cost $31,695,646)                                   $23,839,504

Convertible preferred stocks (0.2%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        62,543 Crown Castle International Corp.
               $3.125 cv. pfd.                                       $2,439,177
        11,115 Knology, Inc. 144A Ser. D, zero %
               cv. pfd.                                                     111
        29,300 LTV Corp. 144A $4.125 cv. pfd. (In
               default) (NON)                                               293
        35,450 Omnicare, Inc. zero % cv. pfd.                         1,994,063
           389 Paxson Communications Corp. 144A
               9.75% cv. pfd. (PIK)                                   2,956,400
        39,428 Telex Communications, Inc. zero %
               cv. pfd. (In default) (NON)                               39,428
        44,350 Williams Cos., Inc. (The) 144A $2.75
               cv. pfd.                                               2,672,088
         4,916 XCL, Ltd. 144A Ser. A, 9.50% cum.
               cv. pfd. (In default) (NON) (PIK)                          2,458
                                                                 --------------
               Total Convertible preferred stocks
               (cost $12,097,624)                                   $10,104,018

Units (0.1%) (a)
Number of units                                                           Value
-------------------------------------------------------------------------------
         3,310 Australis Media, Ltd. units 15 3/4s,
               2003 (Australia) (In default) (DEF)
               (NON)                                                       $331
         7,635 HMP Equity Holdings Corp. units zero %, 2008           3,702,975
         1,495 Tom Brown, Inc. unit 7 1/4s, 2013                      1,547,325
         3,962 XCL Equity Units zero %                                  555,997
         4,170 XCL, Ltd. 144A units 13 1/2s, 2004
               (In default) (NON)                                     1,251,000
        25,198 XCL, Ltd. 144A 9.50% units cum. cv.
               pfd. (In default) (NON) (PIK)                             12,599
                                                                 --------------
               Total Units (cost $15,652,011)                        $7,070,227

Warrants                                             Expiration
Number of warrants                                   date                 Value
-------------------------------------------------------------------------------
        12,400 Comunicacion Celular SA 144A
               (Colombia)                            11/15/03           $12,400
         5,080 Dayton Superior Corp. 144A            6/15/09              1,270
             1 Decrane Aircraft Holdings Co.
               Class B                               6/30/10                  1
             1 Decrane Aircraft Holdings Co.
               Class B                               6/30/10                  1
         7,975 Diva Systems Corp. 144A               5/15/06                 80
            17 Doe Run Resources Corp. 144A          12/31/12                 1
         1,825 MDP Acquisitions PLC 144A (Ireland)   10/1/13              4,563
        12,976 Microcell Telecommunications
               (Canada)                              5/1/08              22,412
         7,785 Microcell Telecommunications
               (Canada)                              5/1/05               9,118
         2,220 Mikohn Gaming Corp. 144A              8/15/08                 22
         1,970 ONO Finance PLC 144A (United
               Kingdom)                              2/15/11                  2
         2,100 Pliant Corp. 144A                     6/1/10               1,050
         1,000 Solutia, Inc.                         7/15/09             25,000
         4,083 Solutia, Inc. 144A                    7/15/09            102,075
        14,733 Sun Healthcare Group, Inc.            2/28/05                  1
         1,500 Travel Centers of America, Inc. 144A  5/1/09              15,000
         8,470 Ubiquitel, Inc. 144A                  4/15/10                 85
     7,400,000 United Mexican States Ser. B
               (Mexico) (Rights)                     6/30/04             92,500
     7,400,000 United Mexican States Ser. C
               (Mexico) (Rights)                     6/30/05             18,500
     7,400,000 United Mexican States Ser. D
               (Mexico) (Rights)                     6/30/06              7,400
     7,400,000 United Mexican States Ser. E
               (Mexico) (Rights)                     6/30/07              3,700
           110 Versatel Telecom NV (Netherlands)     5/15/08                  1
         6,599 Washington Group International, Inc.
               Ser. A                                1/25/06             33,325
         7,542 Washington Group International, Inc.
               Ser. B                                1/25/06             26,397
         4,077 Washington Group International, Inc.
               Ser. C                                1/25/06             12,435
         2,900 XM Satellite Radio Holdings, Inc.
               144A                                  3/15/10                 29
                                                                 --------------
               Total Warrants (cost $3,369,426)                        $387,368

Short-term investments (4.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $100,000,000 Freddie Mac zero %, November 12,
               2003                                                 $99,879,833
     9,300,000 Yorktown Capital, LLC 1.12%, October
               1, 2003                                                9,299,711
   131,986,000 Interest in $357,000,000 joint
               tri-party repurchase agreement
               dated September 30, 2003 with UBS
               Securities, LLC due October 1,
               2003 with respect to various U.S.
               Government obligations -- maturity
               value of $131,989,960 for an
               effective yield of 1.08%                             131,986,000
     2,766,400 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.04% to 1.19% and due dates ranging
               from October 1, 2003 to November 18,
               2003 (d)                                               2,765,000
    14,270,000 U.S. Treasury Bills zero %, November
               6, 2003 (SEG)                                         14,255,613
                                                                 --------------
               Total Short-term investments
               (cost $258,186,157)                                 $258,186,157
-------------------------------------------------------------------------------
               Total Investments
               (cost $5,528,656,878)                             $5,518,210,355
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $5,488,786,009.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2003 was $151,878,751 or 2.8% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated Companies (Note 5).

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2003.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates shown at September 30, 2003.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 2003:
      (as a percentage of Market Value)

          Brazil                                          0.8%
          Bulgaria                                        0.5
          Canada                                          2.8
          Cayman Islands                                  0.6
          Colombia                                        1.0
          Denmark                                         0.5
          France                                          1.9
          Germany                                         0.8
          Italy                                           0.8
          Luxembourg                                      0.7
          Malaysia                                        0.6
          Mexico                                          1.1
          New Zealand                                     1.1
          Peru                                            0.6
          Russia                                          1.5
          South Africa                                    0.5
          Sweden                                          1.4
          United Kingdom                                  4.2
          United States                                  75.8
          Other                                           2.8
                                                      -------
          Total                                         100.0%


Forward currency contracts to buy at September 30, 2003
(aggregate face value $435,932,432)
                                         Market         Aggregate          Delivery        Unrealized
                                          value        face value              date      appreciation
------------------------------------------------------------------------------------------------------
Australian Dollars                 $149,778,493      $143,755,260          12/17/03        $6,023,233
British Pounds                       30,324,717        29,186,107          12/17/03         1,138,610
Euro                                 20,229,663        19,422,980          12/17/03           806,683
Japanese Yen                        231,900,673       221,012,297          12/17/03        10,888,376
Swedish Krona                           919,877           880,792          12/17/03            39,085
Swiss Francs                          2,375,778         2,220,882          12/17/03           154,896
Taiwan Dollars                       19,569,542        19,454,114          12/17/03           115,428
------------------------------------------------------------------------------------------------------
                                                                                          $19,166,311
------------------------------------------------------------------------------------------------------



Forward currency contracts to sell at September 30, 2003
(aggregate face value $514,970,612)
                                                                                           Unrealized
                                         Market         Aggregate          Delivery     appreciation/
                                          value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollars                     $189,974          $192,502          12/17/03            $2,528
British Pounds                       74,769,643        72,637,828          12/17/03        (2,131,815)
Canadian Dollars                     55,158,246        53,774,160          12/17/03        (1,384,086)
Danish Krone                         20,827,871        20,056,358          12/17/03          (771,513)
Euro                                257,215,970       240,985,239          12/17/03       (16,230,731)
Japanese Yen                         10,123,829        10,204,060          12/17/03            80,231
New Zealand Dollars                  60,999,015        58,511,959          12/17/03        (2,487,056)
Swedish Krona                        64,089,867        58,608,506          12/17/03        (5,481,361)
------------------------------------------------------------------------------------------------------
                                                                                         $(28,403,803)
------------------------------------------------------------------------------------------------------



Futures contracts outstanding at September 30, 2003
                                                                                           Unrealized
                                         Market         Aggregate        Expiration     appreciation/
                                          value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
CBT Interest Rate Swap
10 yr (Long)                         $9,653,500        $9,310,237            Dec-03          $343,263
Euro 90 day (Long)                  244,216,088       243,049,878            Sep-06         1,166,210
Euro 90 day (Long)                  245,256,963       244,543,352            Jun-06           713,611
Euro 90 day (Long)                   12,040,000        11,783,338            Mar-06           256,662
Euro 90 day (Long)                   12,071,250        11,789,588            Dec-05           281,662
Euro 90 day (Long)                   12,106,875        11,806,463            Sep-05           300,412
Euro 90 day (Long)                   17,077,375        16,564,923            Mar-05           512,452
Euro 90 day (Long)                   17,007,375        16,544,798            Jun-05           462,577
Euro 90 day (Long)                   17,148,250        16,581,298            Dec-04           566,952
Euro 90 day (Short)                 262,907,188       261,730,610            Sep-04        (1,176,578)
Euro 90 day (Short)                 266,655,675       265,282,539            Jun-04        (1,373,136)
Euro 90 day (Short)                  27,179,625        26,361,033            Mar-04          (818,592)
Euro 90 day (Short)                  86,506,875        85,737,888            Dec-03          (768,987)
Euro-Bobl 5 yr (Long)                89,724,329        87,581,157            Dec-03         2,143,172
Euro-Bund 10 yr (Long)              209,362,951       203,698,376            Dec-03         5,664,575
Japenese Government
Bond 10 yr- TSE (Long)               41,698,630        41,123,826            Dec-03           574,804
Japenese Government
Bond-Mini 10 yr- SIMEX
(Long)                               41,747,336        41,060,983            Dec-03           686,353
U.S. Treasury Long Bond
20 yr (Long)                        209,395,719       195,820,603            Dec-03        13,575,116
U.S. Treasury Note
5 yr (Long)                           1,021,219           989,466            Dec-03            31,753
U.S. Treasury Note
5 yr (Short)                        446,839,938       436,071,535            Dec-03       (10,768,403)
U.S. Treasury Note
10 yr (Long)                        165,862,375       157,842,936            Dec-03         8,019,439
U.S. Treasury Note
10 yr (Short)                        37,138,500        35,347,889            Dec-03        (1,790,611)
------------------------------------------------------------------------------------------------------
                                                                                          $18,602,706
------------------------------------------------------------------------------------------------------



TBA sale commitments outstanding at September 30, 2003
(proceeds receivable $44,443,937)

                                                        Principal        Settlement            Market
Agency                                                     amount              date             value
------------------------------------------------------------------------------------------------------
FNMA 5s, October 1, 2033                               $1,065,000          10/15/03        $1,065,000
GNMA 5s, October 1, 2033                               43,872,000          10/22/03        43,954,260
------------------------------------------------------------------------------------------------------
                                                                                          $45,019,260
------------------------------------------------------------------------------------------------------

Swap contracts outstanding at September 30, 2003
                                                                                          Unrealized
                                                         Notional       Termination     appreciation/
                                                           amount              date    (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch Capital Services,
Inc. dated January 22, 2001 to receive the
notional amount multiplied by the return of the
10-year receiver swaption and to pay quarterly
the notional amount multiplied by the three
month USD-LIBOR.                                       $5,000,000           1/24/04          $564,827

Agreement with Lehman Brothers Special
Financing, Inc. dated July 19, 2002 to receive
semi-annually the notional amount multiplied
by 5.114% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA adjusted by a specified spread.          35,000,000           7/23/12         2,474,500

Agreement with Lehman Brothers Special
Financing, Inc. dated June 27, 2003 to receive
(pay) quarterly the notional amount multiplied
by the return of the Lehman U.S. High Yield
Index and pay quarterly the notional amount
multiplied by the three month USD LIBOR
adjusted by a specified spread.                        10,000,307            7/2/04           250,834

Agreement with Merrill Lynch Capital Services,
Inc. dated October 27, 2000 to receive
semi-annually the notional amount multiplied
by 6.74% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.               33,300,000          10/31/05         3,347,213

Agreement with Merrill Lynch Capital Services,
Inc. dated July 30, 2002 to receive semi-annually
the notional amount multiplied by the three
month LIBOR-BBA and pay the notional
amount multiplied by 5.204%.                           42,339,343            8/1/12        (3,285,897)

Agreement with Merrill Lynch Capital Services,
Inc. dated July 30, 2002 to pay quarterly the
notional amount multiplied by the three month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.845%.                  43,565,000            8/1/22         4,259,442

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to receive quarterly
the notional amount multiplied by the three
month LIBOR-BBA and pay semi-annually the
notional amount multiplied by 5.601%.                  21,693,259           8/12/22         1,454,704

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to receive quarterly
the notional amount multiplied by the three
month LIBOR-BBA and pay semi-annually the
notional amount multiplied by 4.94%.                   21,082,941           8/13/12        (1,210,973)

Agreement with Merrill Lynch Capital Services,
Inc. dated September 27, 2002 to receive
semi-annually the notional amount multiplied by
the six month JPY-LIBOR-BBA and pay monthly
the notional amount multiplied by 0.399%.      JPY 16,727,000,000           10/1/07         1,535,502

Agreement with Deutsche Bank AG dated
July 31, 2002 to receive semi-annually the
notional amount multiplied by the three month
LIBOR-BBA and pay quarterly the notional
amount multiplied by 5.86%.                            24,344,349            8/2/32        (2,468,322)

Agreement with Deutsche Bank AG dated
July 31, 2002 to pay quarterly the notional
amount multiplied by the three month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.919%.                  21,693,259            8/2/22         1,959,654

Agreement with Goldman Sachs Capital
Markets, L.P. dated July 30, 2002 to receive
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA and pay
semi-annually the notional amount multiplied
by 5.919%.                                             48,888,992            8/1/32        (5,358,234)

Agreement with Goldman Sachs Capital
Markets, L.P. dated July 30, 2002 to pay
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA and receive
semi-annually the notional amount multiplied
by 5.845%.                                             43,565,000            8/1/22         4,212,736

Agreement with Goldman Sachs Capital
Markets, L.P. dated July 31, 2002 to pay
monthly the notional amount multiplied by the
one month USD-LIBOR-BBA and receive
(pay) monthly the notional amount multiplied
by the Lehman Brothers High Yield Index.                5,322,043            2/1/04           154,473

Agreement with Goldman Sachs Capital
Markets, L.P. dated August 8, 2002 to receive
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA and pay
semi-annually the notional amount multiplied
by 5.689%.                                             24,344,349           8/12/32        (1,811,220)

Agreement with Goldman Sachs Capital
Markets, L.P. dated August 8, 2002 to pay
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA and receive
semi-annually the notional amount multiplied
by 5.601%.                                             21,693,259           8/12/22         1,431,755

Agreement with Fleet National Bank dated
June 11, 2003 to receive (pay) at termination
the notional amount multiplied by the total
return of the Lehman Brothers High Yield Index
and pay at termination the notional amount
multiplied by the eight month USD-LIBOR
adjusted by a specified spread.                        49,999,828            3/1/04         1,914,260

Agreement with Morgan Stanley Capital
Services, Inc.dated September 28, 2000 to pay
semi-annually the notional amount multiplied
by 6.94% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          2,000,000           10/2/10          (393,060)

Agreement with Morgan Stanley Capital
Services, Inc.dated May 15, 2002 to receive
semi-annually the notional amount multiplied
by 5.7775% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         15,000,000           5/17/12         1,807,275

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to pay
semi-annually the notional amount multiplied
by 5.152% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         21,082,941            8/2/12        (1,545,380)

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to receive
semi-annually the notional amount multiplied
by 5.7756% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         21,693,259            8/2/22         1,941,547

Agreement with Lehman Brothers Special
Financing, Inc. dated September 30, 2003 to
receive (pay) semi-annually the notional
amount multiplied by the total rate of return of
the Lehman Brothers U.S. High Yield Index and
pay semi-annually the notional amount
multiplied by the six month USD-Libor adjusted
by a specified spread.                                 25,000,311           10/4/04                --
------------------------------------------------------------------------------------------------------
                                                                                          $11,235,636
------------------------------------------------------------------------------------------------------


Credit default contracts outstanding at September 30, 2003
(premiums received $1,931,006)

                                                                           Notional            Market
                                                                             amount             value
------------------------------------------------------------------------------------------------------
Agreement with Deutsche Bank effective July 17, 2003, maturing on September 20, 2008 to receive a premium equal to 9.795%
times the notional amount. Upon a credit default event of
Petroleos Mexicanos, 6.125% due 8/15/08 the fund makes a
payment of the proportional notional amount times the difference between the par value and the then-market value of Petroleos
Mexicanos 6.125%, 2008.                                                  $3,080,000          $270,054

Agreement with Lehman Brothers Special Financing, Inc.
effective July 17, 2003, maturing on September 20, 2008 to
receive a premium equal to 10.020% times the notional amount.
Upon a credit default event of Petroleos Mexicanos, 9.50% due
9/15/27 the fund makes a payment of the proportional notional amount times the difference between the par value and the
then-market value of Petroleos Mexicanos 9.50%, 2027.                     3,080,000           275,660

Agreement with Deutsche Bank effective September 8, 2003,
maturing on September 20, 2013 to receive a premium equal to
21.440% times the notional amount. Upon a credit default event of Petroleos Mexicanos, 7.375% due 12/12/14 the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of Petroleos
Mexicanos 7.375%, 2014.                                                   6,160,000         1,282,081
------------------------------------------------------------------------------------------------------
                                                                                           $1,827,795
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
September 30, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $2,660,530 of
securities on loan (identified cost $5,528,656,878) (Note 1)   $5,518,210,355
-------------------------------------------------------------------------------
Cash                                                               63,212,900
-------------------------------------------------------------------------------
Foreign currency (cost $4,400,840) (Note 1)                         4,842,128
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          89,105,942
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                             76,132,599
-------------------------------------------------------------------------------
Receivable for securities sold                                    130,364,376
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)            19,249,070
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)           4,727,717
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                        27,308,722
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                            3,523,348
-------------------------------------------------------------------------------
Total assets                                                    5,936,677,157

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                  332,718,224
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          7,428,956
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        6,953,587
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            691,519
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                263,353
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,814
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              2,878,058
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)               28,486,562
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                906,736
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                           16,073,086
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $1,931,006) (Note 1)                                       1,827,795
-------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable
$44,443,937) (Note 1)                                              45,019,260
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  2,765,000
-------------------------------------------------------------------------------
Other accrued expenses                                              1,876,198
-------------------------------------------------------------------------------
Total liabilities                                                 447,891,148
-------------------------------------------------------------------------------
Net assets                                                     $5,488,786,009

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $6,379,409,446
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       52,574,127
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (953,754,869)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  10,557,305
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $5,488,786,009

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,478,253,989 divided by 150,065,702 shares)                          $9.85
-------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.85)*                 $10.34
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($742,978,991 divided by 75,973,510 shares)**                           $9.78
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($237,437,029 divided by 24,232,298 shares)**                           $9.80
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,004,689,114 divided by 307,231,411 shares)                          $9.78
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.78)*                 $10.11
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($25,426,886 divided by 2,580,790 shares)                 $9.85
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended September 30, 2003

Investment income:
-------------------------------------------------------------------------------
Interest                                                         $368,732,666
-------------------------------------------------------------------------------
Dividends                                                          15,836,536
-------------------------------------------------------------------------------
Securities lending                                                      3,865
-------------------------------------------------------------------------------
Total investment income                                           384,573,067
-------------------------------------------------------------------------------
Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   25,294,593
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      4,899,119
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             91,309
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       39,286
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               3,410,806
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               7,316,841
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 929,280
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                              12,499,219
-------------------------------------------------------------------------------
Other                                                               3,147,258
-------------------------------------------------------------------------------
Total expenses                                                     57,627,711
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (243,001)
-------------------------------------------------------------------------------
Net expenses                                                       57,384,710
-------------------------------------------------------------------------------
Net investment income                                             327,188,357
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   34,017,385
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                        8,774,895
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                   (29,997,843)
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)        29,564,310
-------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)               (700,588)
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                 (7,250,973)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, credit default contracts, and TBA
sale commitments during the year                                  459,965,694
-------------------------------------------------------------------------------
Net gain on investments                                           494,372,880
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $821,561,237
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                             Year ended
                                                            September 30
Increase in net assets                                  2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                           $327,188,357     $300,955,738
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                     41,658,159     (268,225,695)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                       452,714,721      115,422,806
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       821,561,237      148,152,849
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
 From net investment income
  Class A                                       (104,350,681)    (109,749,981)
-------------------------------------------------------------------------------
  Class B                                        (51,152,432)     (50,665,142)
-------------------------------------------------------------------------------
  Class C                                         (6,244,259)      (1,526,998)
-------------------------------------------------------------------------------
  Class M                                       (186,135,416)    (142,124,299)
-------------------------------------------------------------------------------
  Class Y                                         (1,600,034)      (1,916,838)
-------------------------------------------------------------------------------
 From return of capital
  Class A                                                 --       (7,180,279)
-------------------------------------------------------------------------------
  Class B                                                 --       (3,314,714)
-------------------------------------------------------------------------------
  Class C                                                 --          (99,902)
-------------------------------------------------------------------------------
  Class M                                                 --       (9,298,337)
-------------------------------------------------------------------------------
  Class Y                                                 --         (125,407)
-------------------------------------------------------------------------------
Increase from capital share transactions
(Notes 4 and 6)                                  721,060,534      944,756,162
-------------------------------------------------------------------------------
Total increase in net assets                   1,193,138,949      766,907,114

Net assets
-------------------------------------------------------------------------------
Beginning of year                              4,295,647,060    3,528,739,946
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income and distributions in
excess of net investment income of
$52,574,127 and $18,222,277, respectively)    $5,488,786,009   $4,295,647,060
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------------------

Per-share                                                               Year ended September 30
operating performance                             2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.89           $9.26          $10.13          $10.77          $11.66
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .68             .73             .84             .92             .91
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        1.00            (.31)           (.81)           (.61)           (.87)
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.68             .42             .03             .31             .04
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.72)           (.74)           (.68)           (.95)           (.92)
-----------------------------------------------------------------------------------------------------------------------
From return of capital                              --            (.05)           (.22)             -- (f)        (.01)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.72)           (.79)           (.90)           (.95)           (.93)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.85           $8.89           $9.26          $10.13          $10.77
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           19.65            4.61             .22            2.96             .31
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                              $1,478,254      $1,296,859      $1,378,591      $1,285,717      $1,506,532
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                          .96             .94             .95             .94             .94
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         7.22            7.96            8.75            8.73            8.04
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          146.21 (d)      209.42 (d)(e)   150.11 (d)      142.85          142.29
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund (Note 6).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------------------

Per-share                                                               Year ended September 30
operating performance                             2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.84           $9.22          $10.09          $10.72          $11.61
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .61             .66             .79             .83             .82
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .98            (.32)           (.83)           (.59)           (.87)
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.59             .34            (.04)            .24            (.05)
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.65)           (.68)           (.63)           (.87)           (.83)
-----------------------------------------------------------------------------------------------------------------------
From return of capital                              --            (.04)           (.20)             -- (f)        (.01)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.65)           (.72)           (.83)           (.87)           (.84)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.78           $8.84           $9.22          $10.09          $10.72
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           18.67            3.70            (.53)           2.30            (.47)
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $742,979        $696,733        $738,611      $1,214,668      $1,722,284
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.71            1.69            1.70            1.69            1.69
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         6.49            7.20            8.01            7.96            7.29
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          146.21 (d)      209.42 (d)(e)   150.11 (d)      142.85          142.29
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund (Note 6).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                For the
                                                                                                                period
                                                                                                              February 1,
                                                                                                               1999 to
Per-share                                                       Year ended September 30                        Sept. 30
-------------------------------------------------------------------------------------------------------------------------
operating performance                             2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.86           $9.24          $10.11          $10.75          $11.51
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .57             .65             .77             .84             .59
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        1.03            (.31)           (.81)           (.61)           (.75)
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.60             .34            (.04)            .23            (.16)
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.66)           (.68)           (.63)           (.87)           (.60)
-------------------------------------------------------------------------------------------------------------------------
From return of capital                              --            (.04)           (.20)             -- (f)          -- (f)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                               (.66)           (.72)           (.83)           (.87)           (.60)
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.80           $8.86           $9.24          $10.11          $10.75
-------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           18.70            3.72            (.50)           2.22           (1.40)*
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $237,437         $26,673         $18,589         $12,441          $6,301
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.71            1.69            1.70            1.69            1.12*
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         6.10            7.17            7.96            8.07            5.00*
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          146.21 (d)      209.42 (d)(e)   150.11 (d)      142.85          142.29
-------------------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund (Note 6).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------------

Per-share                                                                 Year ended September 30
operating performance                              2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.83           $9.22          $10.09          $10.73          $11.62
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .65             .70             .81             .88             .87
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        1.00            (.32)           (.80)           (.59)           (.86)
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.65             .38             .01             .29             .01
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.70)           (.72)           (.67)           (.93)           (.89)
-----------------------------------------------------------------------------------------------------------------------
From return of capital                              --            (.05)           (.21)             -- (f)        (.01)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.70)           (.77)           (.88)           (.93)           (.90)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.78           $8.83           $9.22          $10.09          $10.73
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           19.37            4.13            (.02)           2.74             .09
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                              $3,004,689      $2,258,273      $1,368,935      $1,022,625      $1,066,821
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.21            1.19            1.20            1.19            1.19
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         6.96            7.68            8.47            8.48            7.81
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          146.21 (d)      209.42 (d)(e)   150.11 (d)      142.85          142.29
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund (Note 6).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS  Y

Per-share                                                              Year ended September 30
operating performance                             2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.89           $9.28          $10.15          $10.78          $11.66
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .70             .77             .85             .92             .93
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        1.00            (.34)           (.80)           (.57)           (.86)
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.70             .43             .05             .35             .07
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.74)           (.77)           (.70)           (.98)           (.94)
-----------------------------------------------------------------------------------------------------------------------
From return of capital                              --            (.05)           (.22)             -- (f)        (.01)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.74)           (.82)           (.92)           (.98)           (.95)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.85           $8.89           $9.28          $10.15          $10.78
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           19.96            4.65             .48            3.29             .63
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $25,427         $17,109         $24,014         $17,010         $17,149
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                          .71             .69             .70             .69             .69
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         7.45            8.20            8.98            8.97            8.27
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          146.21 (d)      209.42 (d)(e)   150.11 (d)      142.85          142.29
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund (Note 6).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
September 30, 2003

Note 1
Significant accounting policies

Putnam Diversified Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with the preservation of capital by allocating its investments among the U.S. government sector, high-yield sector and international sectors of the fixed-income securities market. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class C shares sold in Japan are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other securities, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for an interest payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Total return swap contracts outstanding at period end are listed after The fund's portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are recognized as part of interest income. A portion of the payments received or made upon early termination are recognized as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts outstanding at period end are listed after The fund's portfolio.

J) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Credit default contracts outstanding at period end are listed after The fund's portfolio.

K) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end are listed after The fund's portfolio.

M) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At September 30, 2003, the value of securities loaned amounted to $2,660,530. The fund received cash collateral of $2,765,000 which is pooled with collateral of other Putnam funds into 36 issuers of high grade short-term investments.

N) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2003, the fund had a capital loss carryover of $932,652,014 available to the extent allowed by tax law to offset future net capital gain, if any. This amount includes $42,651,221 of capital loss carryovers acquired in connection with the acquisition of Putnam Strategic Income Fund which are subject to limitations imposed by the Internal Revenue Code. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
-----------------------------------
   $3,975,984    September 30, 2005
   30,612,204    September 30, 2006
   77,029,101    September 30, 2007
  234,609,900    September 30, 2008
  110,840,621    September 30, 2009
  164,353,970    September 30, 2010
  311,230,234    September 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2004 $9,632,856 of losses recognized during the period November 1, 2002 to September 30, 2003.

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, defaulted bond interest, unrealized and realized gains and losses on certain futures contracts, market discount, interest on payment-in-kind securities, income on swap contracts and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2003, the fund reclassified $93,090,869 to decrease distributions in excess of net investment income and $634,992 to decrease paid-in-capital, with an increase to accumulated net realized losses of $92,455,877.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $333,209,418
Unrealized depreciation           (355,390,922)
                                  ------------
Net unrealized depreciation        (22,181,504)
Undistributed ordinary income       67,331,352
Capital loss carryforward         (932,652,014)
Post-October loss                   (9,632,856)
Cost for federal income
tax purposes                    $5,540,391,859


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2003, the fund's expenses were reduced by $243,001 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,884 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended September 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $248,411 and $2,496,056 from the sale of class A and class M shares, respectively, and received $1,022,359 and $9,323 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2003, Putnam Retail Management, acting as underwriter, received $3,413 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended September 30, 2003, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $5,440,473,390 and $4,676,260,904, respectively. Purchases and sales of U.S. government obligations aggregated $1,998,529,615 and $2,059,684,404, respectively.

Note 4
Capital shares

At September 30, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         33,678,995      $319,067,477
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     7,689,469        71,867,130
----------------------------------------------------------------
                                    41,368,464       390,934,607

Shares repurchased                 (37,111,547)     (347,094,132)
----------------------------------------------------------------
Net increase                         4,256,917       $43,840,475
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         27,633,272      $254,898,229
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     8,915,993        81,952,285
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Strategic
Income Fund                          7,616,633        69,680,180
----------------------------------------------------------------
                                    44,165,898       406,530,694

Shares repurchased                 (47,217,393)     (434,359,526)
----------------------------------------------------------------
Net decrease                        (3,051,495)     $(27,828,832)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         19,258,748      $179,998,643
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,880,289        35,982,491
----------------------------------------------------------------
                                    23,139,037       215,981,134

Shares repurchased                 (26,013,507)     (243,285,041)
----------------------------------------------------------------
Net decrease                        (2,874,470)     $(27,303,907)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         11,313,180      $103,541,357
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     4,075,790        37,264,449
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Strategic
Income Fund                         10,307,568        93,863,976
----------------------------------------------------------------
                                    25,696,538       234,669,782

Shares repurchased                 (26,982,277)     (247,343,663)
----------------------------------------------------------------
Net decrease                        (1,285,739)     $(12,673,881)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         22,420,651      $214,437,753
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       182,001         1,701,274
----------------------------------------------------------------
                                    22,602,652       216,139,027

Shares repurchased                  (1,382,070)      (13,007,688)
----------------------------------------------------------------
Net increase                        21,220,582      $203,131,339
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,462,201       $22,686,678
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       126,445         1,156,823
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Strategic
Income Fund                            637,938         5,820,903
----------------------------------------------------------------
                                     3,226,584        29,664,404

Shares repurchased                  (2,227,693)      (20,555,866)
----------------------------------------------------------------
Net increase                           998,891        $9,108,538
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                        102,987,513      $974,020,687
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       244,424         2,266,437
----------------------------------------------------------------
                                   103,231,937       976,287,124

Shares repurchased                 (51,617,010)     (481,027,792)
----------------------------------------------------------------
Net increase                        51,614,927      $495,259,332
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                        130,736,559    $1,199,012,798
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       952,177         8,765,449
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Strategic
Income Fund                            556,924         5,068,823
----------------------------------------------------------------
                                   132,245,660     1,212,847,070

Shares repurchased                 (25,169,014)     (230,861,081)
----------------------------------------------------------------
Net increase                       107,076,646      $981,985,989
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,687,068       $16,434,262
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       221,170         1,600,034
----------------------------------------------------------------
                                     1,908,238        18,034,296

Shares repurchased                  (1,251,128)      (11,901,001)
----------------------------------------------------------------
Net increase                           657,110        $6,133,295
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            851,500        $7,723,644
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       220,341         2,042,245
----------------------------------------------------------------
                                     1,071,841         9,765,889

Shares repurchased                  (1,736,884)      (15,601,541)
----------------------------------------------------------------
Net decrease                          (665,043)      $(5,835,652)
----------------------------------------------------------------

Note 5
Transactions with affiliated companies

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:



Name of               Purchase    Sales   Dividend        Market
affiliate                 Cost     Cost     Income         Value
----------------------------------------------------------------
PSF Group Holdings, Inc.   $--      $--        $--   $17,149,440
----------------------------------------------------------------

Market value amounts are shown for issues that are affiliated at period end.


Note 6
Acquisition of Putnam Strategic Income Fund

On June 21, 2002, the fund issued 7,616,633, 10,307,568, 637,938, and
556,924 class A, class B, class C and class M shares, respectively, in exchange for 11,684,135, 15,721,532, 972,630 and 850,723 class A, class
B, class C and class M shares of Putnam Strategic Income Fund to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam Strategic Income Fund on June 21, 2002, valuation date, were $4,061,958,371 and $174,433,928, respectively. On June 21, 2002, Putnam Strategic Income Fund had unrealized depreciation of $21,071,171.

The aggregate net assets of the fund immediately following the acquisition were $4,236,392,299.


Note 7
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by certain investment professionals. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings that it willfully violated provisions of the securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings initiated by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. The SEC's and Commonwealth's allegations also serve as the general basis for numerous lawsuits, including purported class action lawsuits, filed against Putnam Management and certain related parties, including certain open-end Putnam funds. Putnam Management has agreed to bear any reasonable legal costs incurred by the Putnam funds in connection with defending these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending actions will have a material adverse financial impact on the fund is remote, and that the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's trading policies and controls. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.


Federal tax information
(Unaudited)

The fund has designated 3.19% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended September 30, 2003, the fund hereby designates 2.01%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2003, there were 102 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN028-203397  075/387/2LX/803/2BC  11/03

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Diversified Income Trust
Supplement to Annual Report dated 9/30/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 9/30/03

                                                                        NAV

1 year                                                                19.96%
5 years                                                               31.10
Annual average                                                         5.57
10 years                                                              75.85
Annual average                                                         5.81
Life of fund (since class A inception, 10/3/88)
Annual average                                                         7.79

Share value:                                                            NAV

9/30/02                                                               $8.89
9/30/03                                                               $9.85

----------------------------------------------------------------------------

Distributions:            No.       Income       Capital gains        Total
                          12        $0.744            --             $0.744

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost.
See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: November 25, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: November 25, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: November 25, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: November 25, 2003